UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
____________________

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Check the appropriate box:

☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
MEDPACE HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)
Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Medpace Holdings, Inc.
Notice of Annual Meeting
of Stockholders
and Proxy Statement

DATE & TIME:
Friday, May 15, 2026
9:00 a.m. Eastern Time
LOCATION:
www.virtualshareholdermeeting.com/MEDP2026

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED MARCH 16, 2026
MEDPACE HOLDINGS, INC.
5375 MEDPACE WAY
CINCINNATI, OHIO 45227

[April 1, 2026]
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Medpace Holdings, Inc. at 9:00 a.m. Eastern Time, on Friday, May 15, 2026. We are conducting this year’s Annual Meeting as a virtual meeting of stockholders. We believe that hosting a virtual meeting provides expanded access and improved communication between our stockholders and the Company. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MEDP2026. You will not be able to attend the Annual Meeting in person.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. If you would like to virtually attend the Annual Meeting, please review the section called “Who Can Attend the 2026 Annual Meeting of Stockholders?” on page 5 of the proxy statement for more information about how to virtually attend the meeting.
Whether or not you virtually attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by completing, signing, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card.
Thank you for your support.
Sincerely,

August J. Troendle
Chief Executive Officer and Chairman of the Board

Table of Contents—(Continued)

Table of Contents—(Continued)

Appendix B: Proposed Amendments to Medpace Holdings, Inc.'s Restated Certificate of Incorporation to Remove Supermajority Voting Requirements	B-1

Appendix C: Proposed Amendments to Medpace Holdings, Inc.'s Restated Certificate of Incorporation to Remove the Limitation on Stockholders Calling Special Meetings of Stockholders	C-1

Appendix D: Proposed Amendments to Medpace Holdings, Inc.'s Second Amended and Restated Bylaws to Remove the Limitation on Stockholders Calling Special Meetings of Stockholders	D-1

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED MARCH 16, 2026
Notice of Annual Meeting of Stockholders
To Be Held Friday, May 15, 2026

MEDPACE HOLDINGS, INC.
www.virtualshareholdermeeting.com/MEDP2026

The Annual Meeting of Stockholders (the “Annual Meeting”) of Medpace Holdings, Inc., a Delaware corporation (the “Company” or “Medpace”), will be held at 9:00 a.m. Eastern Time, on Friday, May 15, 2026. The Annual Meeting will be held virtually and can be accessed online at www.virtualshareholdermeeting.com/MEDP2026 by using the control number distributed with these proxy materials, for the purposes described below. There is no physical location for the Annual Meeting.
1.To elect Brian T. Carley, Femida H. Gwadry-Sridhar and Robert O. Kraft as Class I Directors and August J. Troendle and Dani S. Zander as Class III Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.To conduct an advisory vote to approve compensation for our named executive officers (“Say-on-Pay”);
4.To conduct an advisory vote on the frequency of future advisory votes to approve compensation for our named executive officers ("Say-on-Frequency");
5.To approve an amendment to the Company's Certificate of Incorporation to remove supermajority voting requirements;

6.To approve an amendment to the Company's Certificate of Incorporation to remove the limitation on stockholders calling special meetings of stockholders;

7.To vote on a stockholder proposal regarding giving shareholders an ability to call for a special shareholder meeting, if properly presented at the meeting; and
8.To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting by or at the direction of the Board of Directors of the Company.
Holders of record of our Common Stock as of the close of business on March 19, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may complete, sign, and mail the proxy card in the enclosed postage-paid return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy can be revoked at your option as described on page 7.
By Order of the Board of Directors

Stephen P. Ewald
General Counsel and Corporate Secretary
Cincinnati, Ohio
[April 1, 2026]

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED MARCH 16, 2026
Proxy Statement
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Medpace Holdings, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, May 15, 2026 (the “Annual Meeting”). Holders of record of shares of Common Stock, $0.01 par value (“Common Stock”), as of the close of business on March 19, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were [__________] shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

Date & Time: Friday, May 15, 2026 9:00 a.m. Eastern Time	Held virtually at: www.virtualshareholdermeeting.com/MEDP2026	Record Date: March 19, 2026
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”) will be released on [April 1, 2026] to our stockholders on the Record Date.
In this proxy statement, “Medpace”, “Company”, “we”, “us”, and “our” refer to Medpace Holdings, Inc. and where applicable, our subsidiaries and predecessor entities.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, MAY 15, 2026
This Proxy Statement and our 2025 Annual Report to Stockholders are available at www.proxyvote.com
Stockholders may obtain directions for accessing the meeting online by calling 1-513-579-9911 or visiting our website at www.medpace.com.

PROPOSALS
At the Annual Meeting, our stockholders will be asked:

1.To elect Brian T. Carley, Femida H. Gwadry-Sridhar and Robert O. Kraft as Class I Directors and August J. Troendle and Dani S. Zander as Class III Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.To conduct an advisory vote to approve compensation for our named executive officers (“Say-on-Pay Vote”);

4.To conduct an advisory vote on the frequency of future advisory votes to approve compensation for our named executive officers ("Say-on-Frequency");

5.To approve an amendment to the Company's Certificate of Incorporation to remove supermajority voting requirements;

6.To approve an amendment to the Company's Certificate of Incorporation to remove the limitation on stockholders calling special meetings of stockholders;

7.To vote on a stockholder proposal regarding giving shareholders an ability to call for a special shareholder meeting, if properly presented at the meeting; and

8.To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting by or at the direction of the Board of Directors of the Company.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the Board’s recommendations which are as follows:

Proposals	Board’s Recommendation

1.To elect Brian T. Carley, Femida H. Gwadry-Sridhar and Robert O. Kraft as Class I Directors and August J. Troendle and Dani S. Zander as Class III Directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified

FOR

2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR

3.To conduct an advisory vote to approve compensation for our named executive officers (“Say-on-Pay Vote”)	FOR

4.To conduct an advisory vote on the frequency of future advisory votes to approve compensation for our named executive officers ("Say-on-Frequency")	ONE YEAR

5.To approve an amendment to the Company's Certificate of Incorporation to remove supermajority voting requirements	FOR

6.To approve an amendment to the Company's Certificate of Incorporation to remove the limitation on stockholders calling special meetings of stockholders	FOR

7.To vote on a stockholder proposal regarding giving shareholders an ability to call for a special shareholder meeting, if properly presented at the meeting	AGAINST

If any other matter properly comes before the stockholders for a vote at the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because Medpace’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Medpace is making this proxy statement and its 2025 Annual Report available to its stockholders electronically via the Internet. On or about [April 1, 2026], we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

Questions and Answers about the 2026 Annual Meeting of Stockholders
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting, and any continuation, postponement, or adjournment thereof, is March 19, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were [__________] shares of Common Stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. That is, shares are registered in your name with our transfer agent. Shares held in “street name” means shares that are held by a bank, broker, or other nominee on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank, broker, or other nominee, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank, broker, or other nominee, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, broker, or other nominee how to vote your shares, and the bank, broker, or other nominee is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares virtually at the Annual Meeting, unless you obtain a legal proxy from your bank, broker, or other nominee.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting as of the Record Date will constitute a quorum.
Who can attend the 2026 Annual Meeting of Stockholders?
We will be hosting the Annual Meeting live via the Internet. You will not be able to attend the Annual Meeting in person. Any stockholder can listen to and participate in the meeting live via the Internet at www.virtualshareholdermeeting.com/MEDP2026. The webcast will start at 9:00 a.m. Eastern Time. You will need the sixteen digit control number that is included in your Notice or your proxy card (if you received a printed copy of the proxy materials) to vote and submit questions while attending the meeting online. You may attend the Annual Meeting only if you are a Medpace stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting.
Why will I be able to attend the meeting virtually and not in person?
We are hosting a virtual meeting of stockholders because the virtual meeting format provides expanded access and improved communication between our stockholders and the Company. We see the virtual format as a way to drive more stockholders to attend and participate in the Annual Meeting because the virtual format allows stockholders, wherever they may be located, to attend the Annual Meeting. Mindful that our stockholders reside in locations throughout the United States and

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
the world, we want to provide an opportunity to our stockholders to attend the Annual Meeting without incurring the expense or devoting the time to travel to a physical location. In other words, we believe that the virtual format not only enhances the access stockholders have in attending the Annual Meeting, but it also saves our stockholders the money and time travel can require.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, (i) the Chairperson of the Annual Meeting or (ii) the stockholders, by a majority in voting power thereof, present virtually or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one name or held in more than one account. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by completing, signing, and returning the enclosed proxy card in the enclosed postage-paid envelope.
How do I vote?
We recommend that stockholders vote by proxy even if they plan to virtually attend the Annual Meeting and vote virtually. If you are a stockholder of record, there are three ways to vote by proxy:

By Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.
By Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card.
By Mail—You can vote by mail by completing, signing, and mailing the proxy card, which you may have received by mail.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 14, 2026.
If your shares are held in street name through a bank, broker, or other nominee, you will receive instructions on how to vote from the bank, broker, or other nominee. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks, brokers, or other nominees. If your shares are not registered in your own name and you would like to vote your shares virtually at the Annual Meeting, you should contact your bank, broker, or other nominee to obtain a legal proxy.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Can I change my vote after I submit my proxy?
Yes.
If you are a record stockholder (i.e., your shares are registered in your name with our transfer agent), you may revoke your proxy and change your vote:
•by delivering to our Corporate Secretary a duly executed new proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone before 11:59 p.m. Eastern Time, on May 14, 2026;
•by delivering a revocation of the proxy to our Corporate Secretary prior to or when the vote is taken; or
•by voting virtually at the Annual Meeting.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote virtually at the Annual Meeting.
If your shares are held in street name (i.e., through a broker, bank, or other nominee), you may change or revoke your voting instructions by following the specific directions provided to you, or you may vote virtually at the Annual Meeting by obtaining a legal proxy from your bank, broker, or other nominee and submitting the legal proxy along with your ballot.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 3 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the five nominees receiving the highest number of affirmative “FOR” votes will be elected as Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the shares present and entitled to vote on the matter.	Abstentions will have the same effect as votes against. We do not expect any broker non-votes on this proposal.

Proposal 3: Approval, on an advisory basis, of the Compensation of Our Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the shares present and entitled to vote on the matter.	Abstentions will have the same effect as votes against. Broker non-votes will have no effect.

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers
The plurality of the votes cast. This means that the frequency (i.e. one year, two years or three years) receiving the highest number of affirmative "FOR" votes will be the frequency of the advisory vote on the compensation of our named executive officers.
Abstentions and broker non-votes will have no effect.

Proposal 5: Approval of Amendment of Certificate of Incorporation to Remove Supermajority Voting Requirements	The affirmative vote of the holders of at least 66 2/3% of the outstanding shares entitled to vote on the matter.	Abstentions and broker non-votes will have the same effect as votes against.

Proposal 6: Approval of Amendment of Certificate of Incorporation to Remove the Limitation on Stockholders Calling Special Meetings of Stockholders	The affirmative vote of the holders of at least 66 2/3% of the outstanding shares entitled to vote on the matter.	Abstentions and broker non-votes will have the same effect as votes against.

Proposal 7: Vote on a Stockholder Proposal Regarding Giving Shareholders an Ability to Call for a Special Shareholder Meeting	The affirmative vote of the holders of a majority in voting power of the shares present and entitled to vote on the matter.	Abstentions will have the same effect as votes against. Broker non-votes will have no effect.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
How will votes withheld and abstentions be treated?
Votes withheld have no effect on the election of a director. Abstentions have the same effect as votes against the ratification of the appointment of Deloitte & Touche LLP, the Say on Pay Vote, the approval of the amendment to the Certificate of Incorporation to remove supermajority voting requirements, the approval of the amendment to the Certificate of Incorporation to remove the limitation on stockholders calling special meetings of stockholders and the stockholder proposal. Abstentions and broker non-votes will have no effect on the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, including Proposals 1, 3, 4, 5, 6 and 7. Broker non-votes count for purposes of determining whether a quorum is present. Broker non-votes are expected to have no effect on the outcome of Proposals 1, 3, 4 and 7.
Where can I find the voting results of the 2026 Annual Meeting of Stockholders?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSAL 1
Election of Directors

At the Annual Meeting, three Class I Directors and two Class III Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2027 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
We currently have seven directors on our Board, including three Class I Directors and two Class III Directors. Our current Class I Directors are Brian T. Carley, who has served on our Board since July 1, 2016, Femida H. Gwadry-Sridhar, who has served on our Board since January 16, 2023, and Robert O. Kraft, who has served on our Board since July 1, 2016. Our current Class III Directors are August J. Troendle, who has served on our Board since July 1992, and Dani S. Zander, who has served on our Board since July 1, 2024. The Board has nominated Brian T. Carley, Femida H. Gwadry-Sridhar and Robert O. Kraft for election as Class I Directors at the Annual Meeting and August J. Troendle and Dani S. Zander for election as Class III Directors at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the five nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I and Class III Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Amended and Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At the 2024 Annual Meeting of Stockholders, more than 66-2/3% of the outstanding shares entitled to vote thereon voted to amend our Amended and Restated Certificate of Incorporation to phase out the classified Board so that the Board will be fully declassified by the 2027 Annual Meeting of Stockholders. Pursuant to the Certificate Amendment, the phase out of the classified Board commenced with the 2025 Annual Meeting of Stockholders, at which the Class III directors were up for election, and each such director was elected for a one-year term. At the 2026 Annual Meeting of Stockholders, the Class I directors and the Class III directors will be up for election, and each such director will be elected for a one-year term. Finally, at the 2027 Annual Meeting of Stockholders, the division of the Board into three classes will terminate, all directors will be up for election, and each director elected at the 2027 Annual Meeting of Stockholders (and at all annual meetings thereafter) will be elected for a one-year term and until his or her successor is duly elected and qualified or until such director’s earlier death, resignation or removal. The phasing in of annual elections of directors over this period is designed so that the term of any incumbent director will not be shortened, and to ensure a smooth transition to a system of annual elections of all our directors.
The current class structure is as follows: Class I, whose current term expires at the 2026 Annual Meeting of Stockholders and whose new term (if elected) will expire at the 2027 Annual Meeting of Stockholders; Class II, whose current term expires at the 2027 Annual Meeting of Stockholders; and Class III, whose current term expires at the 2026 Annual Meeting of Stockholders and whose new term (if elected) will expire at the 2027 Annual Meeting of Stockholders. The current Class II Directors are Fred B. Davenport, Jr. and Cornelius P. McCarthy III.
There are no family relationships among any of our executive officers or directors. Our Chief Executive Officer and founder, August J. Troendle and our Executive Vice President of Operations, Susan E. Burwig, each of whom is a named executive officer, cohabitate. For information regarding each of their compensation arrangements, see “Executive Compensation.”
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class I and Class III Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve as a director, it is intended that votes will be cast for a

PROPOSAL 1 – ELECTION OF DIRECTORS
substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
VOTE REQUIRED
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the five nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I and Class III Directors.

The Board of Directors unanimously recommends a vote FOR the election of the following Class I and Class III Director nominees.
NOMINEES FOR CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2027 ANNUAL MEETING)
The current members of the Board who are also nominees for election to the Board as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Medpace
Brian T. Carley	72	2016	Director
Femida H. Gwadry-Sridhar	64	2023	Director
Robert O. Kraft	55	2016	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director Nominee for election at the 2026 Annual Meeting are as follows:

Brian T. Carley

Age: 72 Director Since: July 1, 2016
Mr. Carley retired from serving Clubessential Holdings, LLC, a privately held Software as a Service (SaaS) holding company providing member management and payments software, in February 2026. From March 2016 to December 2023, he served as their Senior Vice President and Chief Financial Officer. From January 2024 through December 2024 he served as a full-time consultant and then returned as Interim Chief Financial Officer from June 2025 until January 2026. He previously served as President and Chief Executive Officer of the Cincinnati USA Regional Chamber from 2014 to 2015. From 2002 to 2014, Mr. Carley worked at Deloitte & Touche LLP, where he served as regional and office audit division head and audit partner. Before joining Deloitte & Touche LLP, Mr. Carley was employed by Arthur Andersen LLP from 1976 to 2002. There, he served as office managing partner and audit partner. Mr. Carley also has extensive experience serving as a director for a diverse group of companies, including as a director of Assurex Health, Inc. from 2015 until its sale in August 2016, and as a director and officer of numerous civic and charitable organizations. Mr. Carley currently sits on the board of directors of the following private companies or civic and charitable organizations: TriHealth, Inc. and Cincinnati Works.
Mr. Carley received his Bachelor of Science in Accountancy from the University of Illinois, and he is a retired Certified Public Accountant. Mr. Carley was chosen as a director because of his significant financial, accounting and directorship experience from his background as an audit partner at Deloitte & Touche LLP and Arthur Andersen LLP and his experience serving on boards.

PROPOSAL 1 – ELECTION OF DIRECTORS

Femida H. Gwadry-Sridhar

Age: 64 Director Since: January 16, 2023
Dr. Gwadry-Sridhar is the Founder and Chief Executive Officer of Pulse Infoframe Inc., a privately held real-world evidence generation platform company providing solutions for disease registries, natural history studies and other observational and regulatory grade studies since 2011. During her career she has held academic appointments at Western University and as a visiting Professor at the University of Southern California. Dr. Gwadry-Sridhar is considered a thought leader in real-world evidence with over 220 publications in top tier journals, recognition as a career scientist and lifetime fellow of the Canadian Institute of Health Research (CIHR), and as a founding member of the medical adherence group at the Society for Pharmacoeconomics and Outcomes Research (ISPOR). She has been recognized as and supports female entrepreneurs in digital health and has served on numerous community and non-profit boards. She is also a Director of Pulse Infoframe Inc. and Pulse Infoframe US, LLC.
Dr. Gwadry-Sridhar received a B.S. Biology from Western University, a B.Sc.Phm. from University of Toronto, a M.Sc. (epi) from Western University and Ph.D. in health research methodology from McMaster University. Dr. Gwadry-Sridhar was chosen as a director because of her significant experience in research, clinical trials, observational designs and real-world data as well as her experience as an executive in the biosciences industry.

Robert O. Kraft

Age: 55 Director Since: July 1, 2016
Mr. Kraft has served as the Chief Financial Officer and Treasurer of The Hillman Companies, Inc. and The Hillman Group since November 2017. Mr. Kraft served as the Executive Vice President of CVS Health Corporation and the President of Omnicare, Inc., CVS’s long-term care business, from August 2015 to September 2017. From September 2012 to August 2015, Mr. Kraft served as Senior Vice President and Chief Financial Officer of Omnicare, Inc., and from November 2010 to September 2012, he served as Senior Vice President, Finance of Omnicare, Inc. Before joining Omnicare, Inc., Mr. Kraft was an audit partner at PricewaterhouseCoopers LLP, where he worked for 18 years.
Mr. Kraft received his Bachelor’s Degree in Accounting from the University of Dayton. Mr. Kraft was chosen as a director because of his significant financial and accounting experience from his background as an audit partner at PricewaterhouseCoopers LLP and his experience as an executive of a public company.

PROPOSAL 1 – ELECTION OF DIRECTORS
NOMINEES FOR CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2027 ANNUAL MEETING)
The current members of the Board who are also nominees for election to the Board as Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Medpace
August J. Troendle	69	1992	Chief Executive Officer and Chairman of the Board
Dani S. Zander	64	2024	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director Nominee for election at the 2026 Annual Meeting are as follows:

August J. Troendle

Age: 69 Director Since: Founding in July 1992
August J. Troendle, M.D. has been the Chief Executive Officer and Chairman of the Board of Directors of Medpace since he founded the Company in July 1992, and also was the President through July 31, 2021. Before founding Medpace, Mr. Troendle served as a manager from 1987 to 1992 at Sandoz (Novartis), where he was responsible for the clinical development of lipid altering agents. From 1986 to 1987, Mr. Troendle worked as a Medical Review Officer in the Division of Metabolic and Endocrine Drug Products at the FDA. Mr. Troendle also has extensive experience serving as a director for a diverse group of public and private companies, including as a director of Coherus BioSciences, Inc. from 2012 to February 2018, as a director of Xenon Pharmaceuticals Inc. from 2007 to 2008, as a director of LIB Therapeutics, Inc. since 2015, as a director of CinCor Pharma, Inc. from March 2018 to November 2021, and as a director of CinRx Pharma, LLC since 2015.
Mr. Troendle received his Medical Degree from the University of Maryland, School of Medicine and his Master of Business Administration from Boston University. We believe Mr. Troendle brings to our Board valuable perspective and experience as our Chief Executive Officer, and as a former member of a large pharmaceutical company and the FDA, as well as extensive knowledge of the CRO and biopharmaceutical industries, and his experience serving on public and private boards, all of which qualify him to serve as the Chairman of our Board.

PROPOSAL 1 – ELECTION OF DIRECTORS

Dani S. Zander

Age: 64 Director Since: July 1, 2024
Dr. Zander is a Collaborative Professor in the Department of Pathology and Cell Biology at the University of South Florida Morsani College of Medicine. From 2016 to June 2025, Dr. Zander served as the MacKenzie Chair of the Department of Pathology and Laboratory Medicine at the University of Cincinnati, and Chief of Pathology and Laboratory Medicine for UC Health. She previously served as Chair of the Department of Pathology at Penn State and held other faculty and leadership positions at the University of Texas Health Science Center at Houston and the University of Florida College of Medicine.
Dr. Zander practiced as a lung pathologist and cytopathologist with research focused primarily on lung cancer and lung transplantation. She has been an editor of five pulmonary pathology and molecular pathology books, served as the elected president of four pathology societies and she is a past president of the Association of Pathology Chairs (APC), recently renamed as the Association for Academic Pathology (AAPath). She has published numerous papers, served on DOD and NIH study sections, and was elected chair of the DOD's Lung Cancer Research Program's Programmatic Panel. She has also held multiple editorial positions including that of Associate Editor of the American Journal of Pathology.
Leadership education and training, especially for academic pathologists, has been a passion for Dr. Zander throughout her career. She led the design and launch of the first Pathology Leadership Academy of the APC in 2016. Dr. Zander has also served as a mentor for faculty, residents and medical students and has been recognized with several teaching awards including the prestigious national Robbins Distinguished Educator Award given to Dr. Zander in 2025 by the American Society for Investigative Pathology.
Dr. Zander received her Bachelor of Arts degree in chemistry from New York University and her Doctor of Medicine from the University of Florida. Dr. Zander was chosen as a director because of her significant experience in pathology and laboratory medicine and her extensive experience in clinical research.

PROPOSAL 1 – ELECTION OF DIRECTORS
CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2027 ANNUAL MEETING)
The current members of the Board who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Medpace
Fred B. Davenport, Jr.	74	2018	Lead Director
Cornelius P. McCarthy III	66	2018	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

Fred B. Davenport, Jr.

Age: 74 Director Since: August 13, 2018
Mr. Davenport is a partner at the law firm of Murchison, Taylor & Gibson, PLLC and focuses his practice on mergers and acquisitions, general corporate representation and estate planning. He previously served as President of Pharmaceutical Product Development, Inc. (“PPD”) from 2002 to 2006. From 2001 to 2002, Mr. Davenport was Executive Vice President of PPD and from 1996 to 2001 he was General Counsel of PPD. Prior to joining PPD, Mr. Davenport practiced at Murchison, Taylor & Gibson, PLLC as an associate from 1977 to 1980 and as a partner from 1981 to 1996, which included acting as the managing partner from 1991 to 1995. Mr. Davenport has also served on the faculty of the Cameron School of Business as a tenured professor. From 2015 to March 2016, Mr. Davenport was a Director of Clinipace Worldwide and from 2009 to 2011 he was a Director of Medex Global Group, Inc. Additionally, Mr. Davenport was a Director of predecessor entities of the Company from 2007 to 2013. Mr. Davenport has also served on numerous community and non-profit boards.
Mr. Davenport received his Bachelor’s Degree, MBA and JD from the University of North Carolina at Chapel Hill. Mr. Davenport was chosen as a director because of his significant experience in the CRO industry, his experience as an executive and his experience serving on boards.

Cornelius P. McCarthy III

Age: 66 Director Since: August 13, 2018
Mr. McCarthy has served as the Managing Director and CEO of Fairmount Partners since 2003 and focuses primarily on healthcare and pharmaceutical outsourced services. Prior to founding Fairmount Partners, Mr. McCarthy was Vice President, Managing Director and Head of US Investment Banking at PMG/Investec from 1997 to 2003. Prior to 1997, Mr. McCarthy held a number of legal and investment banking roles. Mr. McCarthy is currently a Director of NMS Laboratories, Inc. Additionally, Mr. McCarthy was a Director of Atlantic Research Services, LLC from 2016 until its sale in July 2025, and from 2006 to 2013 he was a Director of predecessor entities of the Company.
Mr. McCarthy received his undergraduate degree from the University of Virginia where he was an Echols Scholar and his JD from Villanova Law School. Mr. McCarthy was chosen as a director because of his significant investment and financial experience, his experience in the CRO industry and his experience serving on boards.

PROPOSAL 2
Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2002. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Deloitte & Touche LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Deloitte & Touche LLP is expected to virtually attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.
VOTE REQUIRED
This proposal requires the affirmative vote of the holders of a majority in voting power of the shares present and entitled to vote on the matter.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) standards.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Medpace Holdings, Inc.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Brian T. Carley (Chair)
Fred B. Davenport, Jr.
Robert O. Kraft

Independent Registered Public Accounting Firm Fees and Other Matters
The following table summarizes the fees of Deloitte & Touche LLP and its subsidiaries and affiliates, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2025	2024

Audit Fees	$1,422,000	$1,323,900
Tax Fees	34,900	28,700
All Other Fees	2,000	2,000
Total Fees	$1,458,900	$1,354,600
“Audit Fees” consist of fees billed for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements, statutory audits of foreign subsidiaries, a consent, and consultation on accounting matters.
“Tax Fees” consist of professional services for tax consulting and tax compliance performed by Deloitte & Touche LLP and its subsidiaries and affiliates.
“All Other Fees” are comprised of fees for miscellaneous professional services.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP and its subsidiaries and affiliates to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP and its subsidiaries and affiliates has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP and its subsidiaries and affiliates without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

Named Executive Officers
The following table identifies our current named executive officers:

Name	Biographical Information

August J. Troendle, 69 Chief Executive Officer and Chairman of the Board	See biography on page 13 of this proxy statement.

Kevin M. Brady, 51 Chief Financial Officer and Treasurer
Kevin M. Brady joined Medpace in November 2018 as Executive Director, Finance, a position he held through July 31, 2021. Mr. Brady has served as Treasurer of the Company since February 2019. Mr. Brady was appointed Chief Financial Officer on August 1, 2021. Prior to joining Medpace, Mr. Brady served as Vice President & Corporate Controller of Assurex Health from May 2015 through August 2016 and then, following the acquisition of Assurex Health by Myriad Genetics, Inc., as Vice-President of Finance for Myriad Genetics, Inc. from August 2016 until 2018. Mr. Brady served as Corporate Controller of Champion Window Manufacturing from 2014 to 2015. From 2003 to 2014, Mr. Brady held various positions at The Procter & Gamble Company. Mr. Brady started his career in the audit practice at Ernst & Young LLP. Mr. Brady received his Bachelor of Business Administration degree from the University of Cincinnati and is a Certified Public Accountant.

Jesse J. Geiger, 51 President
Jesse J. Geiger joined Medpace in October 2007 as Corporate Controller, and he was appointed Chief Financial Officer in March 2011. Mr. Geiger became Chief Operating Officer, Laboratory Operations in November 2014. Mr. Geiger was appointed to the position of President on August 1, 2021. Prior to joining Medpace, Mr. Geiger worked for SENCORP from 2004 to 2007 as the Corporate Controller and Manager of Financial Planning and Analysis. Prior to SENCORP, Mr. Geiger served as the Director of Capital Markets for Cincinnati Bell from 2002 to 2004. Mr. Geiger started his career in the audit practice at Arthur Andersen LLP. Mr. Geiger has served as a director for several private companies, including as a director of LIB Therapeutics, Inc. since 2015 and as a director of CinRx Pharma, LLC since 2015. Mr. Geiger received his Bachelor of Business Administration in Accounting from the University of Cincinnati and is a Certified Public Accountant (inactive).

Susan E. Burwig, 63 Executive Vice President, Operations
Susan E. Burwig joined Medpace in August 1993 and has served in various key leadership roles. From February 2003 to May 2015, Ms. Burwig served as Senior Vice President, Clinical Operations, overseeing clinical trial management, clinical monitoring, start-up, including feasibility, and new business proposals. In June 2015, Ms. Burwig was appointed Senior Vice President, Operations, and in January 2017 she was named as Executive Vice President, Operations. Prior to joining Medpace, Ms. Burwig held several clinical roles, including leading heart failure clinical research studies at the University of Cincinnati. Ms. Burwig received her Bachelor of Science in Nursing as well as an MA in Sports Administration from Kent State University.

NAMED EXECUTIVE OFFICERS

Stephen P. Ewald, 56 General Counsel and Corporate Secretary
Stephen P. Ewald joined Medpace as General Counsel and Corporate Secretary in June 2012. Mr. Ewald has also led the Human Resources department and other administrative functions since the third quarter of 2017. Prior to joining Medpace, Mr. Ewald served as the Managing Director and Chief Legal Officer of Brevet Capital Management from May 2011 to June 2012. From May 2009 to May 2011, he was a Managing Director and Assistant General Counsel for Cantor Fitzgerald Securities/Cantor Fitzgerald & Co. Mr. Ewald was employed with Bank of America from 1999 to 2009, serving in various roles within the legal department and the Global Markets Group, including Managing Director and Chief Operating Officer of the Principal Capital Group, a proprietary investing group within Bank of America Securities. Mr. Ewald has served as director for several private companies, including as a director and past chairman of the board of Mercy Health Foundation Cincinnati, as a director of LIB Therapeutics, Inc. since 2015 and as a director of CinRx Pharma, LLC since 2015. Since 2024, Mr. Ewald has also served on the board of directors of the Cincinnati USA Regional Chamber. Mr. Ewald received his Bachelor of Science in Political Sciences from the University of Cincinnati and his Juris Doctorate from the University of Cincinnati College of Law.

Corporate Governance
GENERAL
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Audit Committee, Compensation Committee and Nominating and Governance Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at www.medpace.com, or by writing to our Corporate Secretary at our offices at 5375 Medpace Way, Cincinnati, Ohio 45227.
BOARD COMPOSITION
Our Board currently consists of seven members: Brian T. Carley, Fred B. Davenport, Jr., Femida H. Gwadry-Sridhar, Robert O. Kraft, Cornelius P. McCarthy III, August J. Troendle and Dani S. Zander. Our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board.

Under Delaware law, directors of companies that have a classified board may be removed only for cause, unless the certificate of incorporation provides otherwise, while directors of companies that do not have a classified board may be removed with or without cause. Prior to the 2024 Annual Meeting of Stockholders, Article FIFTH of our Amended and Restated Certificate of Incorporation provided that a director may be removed from office only for cause, and any such removal will require the affirmative vote of the stockholders representing at least 66-2/3% of the votes eligible to be cast in an election of directors. At the 2024 Annual Meeting stockholders voted to amend such provision to provide that any director serving in a class of directors elected for a term expiring at the third annual meeting following the election of such class shall be removable only for cause, and all other Directors shall be removable either with or without cause. The removal of a director, whether with or without cause, will continue to require the affirmative vote of the stockholders representing at least 66-2/3% of the votes eligible to be cast in an election of directors.
DIRECTOR INDEPENDENCE
All of our directors, other than August J. Troendle, qualify as “independent” in accordance with the listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by NASDAQ rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Mr. Troendle is not independent because he is the Chief Executive Officer of Medpace.
DIRECTOR CANDIDATES
In July 2021, the Board established a Nominating and Governance Committee and adopted a committee charter. For more information, see “Committees of the Board”, “Nominating and Governance Committee”.
With respect to facilitating the search process for director candidates, the Nominating and Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating

CORPORATE GOVERNANCE
and Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Governance Committee of candidates for election as a director.
In evaluating the suitability of individual candidates, the Nominating and Governance committee may consider many factors, including: (i) minimum individual qualifications, including a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments and (ii) all other factors it considers appropriate, which may include experience in corporate management, experience as a board member of other public companies, relevant professional or academic experience, leadership skills, financial and accounting background, executive compensation background, diversity, and whether the candidate has the time required to fully participate as a director of the Company. The Nominating and Governance Committee will include gender, racial and ethnic diversity as part of its search criteria, consistent with the requirement for relevant and diverse experience, skills and industry familiarity. Our Corporate Governance Guidelines provide that the Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
Stockholders may recommend individuals to the Board for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information, a questionnaire and other materials required by Article I, Sections 1.14 and 1.15 of our Second Amended and Restated Bylaws, to the Board of Directors, c/o Corporate Secretary, Medpace Holdings, Inc., 5375 Medpace Way, Cincinnati, Ohio 45227. Article I, Sections 1.14 and 1.15 of our Bylaws outlines the specific requirements for stockholders who wish to nominate individuals for election as directors. The nomination notice required by the Bylaws must be delivered not later than the 90th day, nor earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting, subject to the other conditions in the Bylaws. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Board will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS FROM STOCKHOLDERS
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: Board of Directors, c/o Corporate Secretary, Medpace Holdings, Inc., 5375 Medpace Way, Cincinnati, Ohio 45227.

CORPORATE GOVERNANCE
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Board exercises its discretion in combining or separating the roles of Chairman of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. August J. Troendle, our Chief Executive Officer, serves as Chairman of the Board. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. Troendle and allows for a single, clear focus for management to execute the Company’s strategy and business plans. Our Board is comprised of individuals with extensive experience in finance, the healthcare industry and public company management and, with the exception of Mr. Troendle, is comprised of directors who meet the independence standards of NASDAQ. For these reasons and because of the strong leadership of Mr. Troendle as Chairman of the Board and Chief Executive Officer, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Our Corporate Governance Guidelines provide that, if the Company does not qualify as a “controlled company” within the meaning of the NASDAQ rules, whenever our Chairman of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead director whose responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chairman is not present, including any executive sessions of the independent directors; approving Board meeting schedules and contributing to meeting agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chairman of the Board. The full list of responsibilities of our lead director may be found in our Corporate Governance Guidelines. In October 2018, the independent directors elected Fred B. Davenport, Jr. as lead director.
Risk assessment and oversight are an integral part of our governance and management processes. Our management is responsible for our day-to-day risk management activities. Our Board oversees the implementation of risk mitigation strategies by management and encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Examples of these risks include, but are not limited to, legal risks, economic risks, business operations risks, regulatory compliance risks, cybersecurity risks, machine learning and generative artificial intelligence risks and reputational risks. With respect to the Board's oversight of cybersecurity risks, the Board receives, at least twice per year, from management and the Company's information systems officers, fulsome reports on the Company's information systems, the cybersecurity landscape and cyber actors and threats. Additionally, the Board has received detailed reports from management that included risks related to the continued evolution and use of machine learning and generative artificial intelligence.
Throughout the year, senior management reviews these and other risks with the Board at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. Our Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

CORPORATE GOVERNANCE
PERIODIC BOARD EVALUATION
Our Corporate Governance Guidelines require the Board to oversee a periodic assessment of the Board and its committees and this assessment was conducted in 2021 and 2024. The Board of Directors and committees conduct self-evaluations to assess the qualifications, attributes, skills and experience represented on the Board and to determine whether the Board and its committees are functioning effectively. The Nominating and Governance Committee receives input on the Board’s performance from directors, discusses the input with the full Board and oversees the full Board’s review of its performance. The self-assessments focus on the Board’s and committees’ contribution to the Company and on areas in which the Board or management believes that the Board or any of its committees could improve. The Board and the Nominating and Governance Committee use the self-evaluations in making determinations regarding which directors will be nominated for election at the Annual Meeting. The Board and committee evaluation process also informs Board and committee composition, which includes evaluation of the director skills and experience qualifications criteria to meet the current and anticipated needs of the business.
CODE OF ETHICS
We have a written Code of Business Conduct and Ethics (the “Code”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code in the “Corporate Governance” section of the “Investors” page of our website located at www.medpace.com. In addition, we intend to post on our website all disclosures that are required by law or the rules of NASDAQ concerning any amendments to, or waivers from, any provision of the Code.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS
There were four meetings of the Board during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, all members of the Board of Directors attended all meetings of the Board, and all non-employee directors attended all executive sessions of meetings of the Board without the presence of management. All directors attended all meetings of the committees on which the director served. All of the directors attended the 2025 Annual Meeting.
Under our Corporate Governance Guidelines, which are available in the “Corporate Governance” section of the “Investors” page of our website located at www.medpace.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the Independent Directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting.

Committees of the Board
Our Board has established three standing committees, Audit, Compensation, and Nominating and Governance, each of which operates under a written charter that has been approved by our Board. All of the members of each of the Board’s three standing committees are independent as defined under the NASDAQ rules.
The current members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Governance
Brian T. Carley	Chair		■
Fred B. Davenport, Jr. (Lead Director)	■	Chair	■
Femida H. Gwadry-Sridhar			■
Robert O. Kraft	■	■	■
Cornelius P. McCarthy III		■	■
August J. Troendle
Dani S. Zander			■
AUDIT COMMITTEE
The purpose of our Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. In fulfilling its purpose, our Audit Committee has the following duties:
•appointing, retaining, overseeing, approving the compensation of, and assessing the independence of our independent registered public accounting firm and any other registered public accounting firm that may be engaged for audit, attestation and related services;
•evaluating the qualifications, performance and independence of the independent auditors, including a review and evaluation of the lead partner on the audit, taking into account the opinions of management and the Company’s internal auditor;
•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•reviewing and discussing with management and the independent auditors major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy and effectiveness of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;
•reviewing with the independent registered public accounting firm and management any new accounting standards or pronouncements that will be implemented;
•discussing the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;
•discussing with the independent registered public accounting firm audit problems or difficulties;
•discussing our risk assessment and management policies;
•reviewing and approving related person transactions;

COMMITTEES OF THE BOARD
•reviewing and pre-approving audit and non-audit services proposed to be performed by the independent registered public accounting firm, as further described on page 18 of this proxy statement; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.
The Audit Committee charter is available in the “Corporate Governance” section of the “Investors” page of our website located at www.medpace.com. As of December 31, 2025, the members of the Audit Committee are Mr. Carley, Mr. Davenport and Mr. Kraft, all of whom meet the independence requirements under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the rules of NASDAQ, including those related to Audit Committee membership. Mr. Carley serves as the Chairperson of the Audit Committee. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of NASDAQ. Our Board has determined that Mr. Carley is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
The Audit Committee met four times in 2025 and each member of the Audit Committee attended 100% of the meetings.
COMPENSATION COMMITTEE
The purpose of our Compensation Committee is to assist the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•reviewing and setting or making recommendations to the Board regarding the compensation of the CEO;
•reviewing and approving or making recommendations of the Board regarding our cash and equity incentive plans and arrangements;
•reviewing and making recommendations to our Board with respect to director compensation; and
•reviewing and discussing with management our “Compensation Discussion and Analysis,” and the compensation of our named executive officers.
Pursuant to the Compensation Committee’s charter, which is available in the “Corporate Governance” section of the “Investors” page of our website located at www.medpace.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, the Company’s bylaws and applicable rules of NASDAQ.
As of December 31, 2025, the members of our Compensation Committee are Mr. Davenport, Mr. Kraft and Mr. McCarthy. All members of the Compensation Committee meet the heightened standard for independence specific to members of a compensation committee under NASDAQ rules. Mr. Davenport serves as the Chairperson of the Compensation Committee.
The Compensation Committee met four times during 2025 and each member of the Compensation Committee attended 100% of the meetings.

COMMITTEES OF THE BOARD
NOMINATING AND GOVERNANCE COMMITTEE
The purpose of our Nominating and Governance Committee is to (1) assist the Board in identifying individuals qualified to become Board members, consistent with the qualification standards and additional selection criteria set forth in the Company’s Corporate Governance Guidelines; (2) recommend to the Board the director nominees for the next annual meeting of stockholders and the individuals to fill vacancies occurring between annual meetings of stockholders; (3) oversee environmental, social and governance related matters (including climate opportunities); (4) recommend to the Board matters of corporate governance, including periodic review of the Company’s Corporate Governance Guidelines; and (5) recommend to the Board director nominees for each committee.
Pursuant to the Nominating and Governance Committee’s charter, which is available in the “Corporate Governance” section of the “Investors” page of our website located at www.medpace.com, the Nominating and Governance Committee has the authority to retain or obtain advice from consultants, legal counsel and other advisors (independent or otherwise) that the committee believes to be necessary or appropriate. The Nominating and Governance Committee may delegate its responsibilities under its charter to a subcommittee. In addition to the foregoing and other duties and responsibilities expressly delegated to the Nominating and Governance Committee in the charter, the Nominating and Governance Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Nominating and Governance Committee, the Company’s bylaws and applicable NASDAQ rules.
As of December 31, 2025, the members of our Nominating and Governance Committee were Mr. Carley, Mr. Davenport, Dr. Gwadry-Sridhar, Mr. Kraft, Mr. McCarthy and Dr. Zander. All members of the Nominating and Governance Committee meet the standard for independence specific to members of a nominating and governance committee under NASDAQ rules.
The Nominating and Governance Committee met four times during 2025. Each member of the Nominating and Governance Committee attended 100% of the meetings.

EXECUTIVE COMPENSATION
Information about Our Named Executive Officers
The following individuals represent our Named Executive Officers (“NEOs”), comprised of our Principal Executive Officer, Principal Financial Officer, and our three other executive officers.

Executive	Title
August J. Troendle	Chief Executive Officer and Chairman of the Board
Kevin M. Brady	Chief Financial Officer and Treasurer
Jesse J. Geiger	President
Susan E. Burwig	Executive Vice President, Operations
Stephen P. Ewald	General Counsel and Corporate Secretary
Compensation Discussion & Analysis
Purpose
The purpose of this Compensation Discussion and Analysis (“CD&A”) is to provide our stockholders with an understanding of our approach to executive compensation and to detail our decision-making processes for compensation to our NEOs for fiscal year 2025.
Executive Summary
We are one of the world’s leading clinical contract research organizations, or CROs, by revenue, solely focused on providing scientifically-driven outsourced clinical development services to the biotechnology, pharmaceutical and medical device industries. The industry in which we operate in is highly competitive from a business and human resource perspective. Accordingly, our Compensation Committee believes that executive compensation should be tied strongly to Company and individual performance.
The Company has had exceptional total stockholder return (“TSR”) performance since August 2016, which is when our common stock first began trading on the NASDAQ Global Select Market. The Company completed its initial public offering of its common stock at a price of $23.00, and our common stock started trading on August 11, 2016 at $28.15 per share. The per share closing price of our common stock on March 19, 2026 was [$_____]. Our TSR has remained well above the TSR for the NASDAQ Healthcare Index (IXHC) for each of the last five years.
Our Compensation Committee has been pursuing a dual-purpose strategy to pay for performance, and also to maintain compensation levels for our NEOs that are competitive relative to the levels of executives at peer companies. Since the Company continues to outperform its peers on both one- and three-year TSR, the Compensation Committee is benchmarking the Company’s total direct compensation (i.e., base salary, short-term incentive compensation plus long-term incentive compensation) against the 50th percentile of total direct compensation paid by its peer group, with the goal to be at a level that is plus or minus 20% of the 50th percentile. With respect to total cash compensation, three of our five NEOs are paid within the market range versus the 50th percentile and two NEOs, including the highest paid NEO, are paid significantly below market (with market being plus or minus 20% of the 50th percentile). Total cash compensation for all five of our NEOs is below the 50th percentile. When NEO pay is aggregated, total cash compensation is 19.0% below the 50th percentile. In addition, the total direct compensation paid by the Company for 2025 indicates that four of our five NEOs are paid below the market range. When NEO pay is aggregated, total direct compensation is 8.3% below the 50th percentile driven primarily by gaps versus market in short-term incentive and long-term incentive compensation. The Compensation Committee intends that the Company’s relative pay position should continue to improve based on the Company’s operational and financial performance and executive tenure. Further, since the Company continues to outperform its peers by a significant margin in key performance metrics (one- and three-year total stockholder return), the Compensation Committee expects to emphasize total direct compensation and total cash compensation with a view to increasing NEO compensation individually and

EXECUTIVE COMPENSATION

in the aggregate to the 50th percentile with focus on long-term incentive compensation. In addition, as Medpace continues to grow, the Compensation Committee expects to revisit the make-up of the peer group each year to ensure the companies included continue to produce the most relevant benchmark for compensation targeting.
2025 Business and Financial Highlights
The Company provided financial guidance for fiscal year 2025 in February 2025. The Company exceeded the guidance it provided in February 2025 with respect to each of the four metrics for which guidance is provided: revenue, GAAP net income, EBITDA and diluted earnings per share (GAAP).
•Revenue for the year ended December 31, 2025, increased 20.0% to $2,530.2 million, compared to $2,109.1 million for the year ended December 31, 2024.
•GAAP net income for the full year 2025 was $451.1 million, an increase of 11.6%, compared to GAAP net income of $404.4 million for the year ended December 31, 2024. GAAP net income per diluted share for the full year 2025 was $15.28, an increase of 21.0%, compared to GAAP net income per diluted share of $12.63 for the year ended December 31, 2024.
•EBITDA for the full year 2025 increased 16.1% to $557.7 million compared to $480.2 million for the year ended December 31, 2024.
EBITDA is a non-GAAP financial measure used to supplement our financial statements, which are based on U.S. Generally Accepted Accounting Principles (“GAAP”). For a definition and discussion of this measure, see “Appendix A: Reconciliation of Non-GAAP Financial Measures”.
Key Compensation Actions for 2025
The Compensation Committee took several actions related to executive compensation for 2025 performance. With respect to cash compensation, the Compensation Committee approved base salary increases for the NEOs to recognize individual performance and contributions, as well as to continue to address competitive pay gaps relative to market. The Compensation Committee affirmed corporate incentive goals and approved the payment of cash bonuses to our NEOs at a level that reflected performance against the financial guidance the Company provided in February 2025 with three of the NEOs having their short-term incentive compensation negatively impacted by performance against individual objectives. Regarding process and governance, the Compensation Committee reviewed compensation and stockholder return data for the peer group of comparable companies. The Compensation Committee also continued its engagement of Total Compensation Solutions (“TCS”) as the Compensation Committee’s independent compensation consultant.
Key Compensation Governance Attributes
We believe that a sound executive compensation program is grounded in certain practices which we have followed. To that end, the Compensation Committee leverages its independent compensation consultant, evaluates the risk profile of our pay program and conducts an annual pay review. We also avoid certain practices that are undesirable. Specifically, we do not allow excise tax gross-up provisions in our executive compensation arrangements. We do not guarantee salary increases or bonuses. We do not maintain pension plans or other post-employment benefit plans other than a 401(k) retirement savings plan which is available to all eligible U.S. employees. We have not entered into any stand-alone change of control agreements with the NEOs. We do not reprice or backdate stock options.

EXECUTIVE COMPENSATION

2025 Non-Binding Advisory “Say-on-Pay” Vote
As mentioned above, we have sought to reach compensation levels for our NEOs which more closely align on a relative basis with those of our peer companies as the Company continues to grow and exceed financial performance metrics. After consideration of the results of the recent say-on-pay votes, our Compensation Committee has taken the actions described in this Compensation Discussion and Analysis section.
In 2020 when we conducted our first say-on-pay vote stockholders expressed their preference that we conduct say-on-pay votes every year. Accordingly, we have been conducting our say-on-pay votes on an annual basis since 2020. Over 89% of the votes cast at our 2025 Annual Meeting voted for our say-on-pay proposal. The Compensation Committee reviews the results of these votes, considers the feedback investors and proxy advisory firms provide with respect to our executive compensation programs and practices, and implements changes responsive to the feedback.
The Compensation Committee will continue to engage with stockholders and ensure that stockholder interests are considered through providing stockholders non-binding “Say-on-Pay” votes.
Determining Executive Compensation
Executive Compensation Philosophy and Objectives
Our overarching compensation philosophy is to pay for performance and ensure that pay is competitive with regard to our peers in the external market. To accomplish this we:
•provide competitive compensation opportunities towards our goals of attracting, motivating, and retaining talented executives; and
•structure our program so that the ultimate amount of compensation earned by our NEOs through base salary, paid bonuses and the intrinsic value of equity grants reflects overall Company and individual performance.
We also believe firmly that our executives should be aligned with our stockholders, and therefore provide meaningful compensation in the form of long-term equity incentives that tie our executives directly to the performance of our stock.
Our executive compensation program has a high degree of performance orientation. The Compensation Committee has sought to have NEO compensation (including each component thereof) at or near plus/minus 20% of the 50th percentile level of the Company's peer group. Base salaries for four of the five NEOs are now within plus/minus 20% of the 50th percentile. Four of the NEOs are below the median for base salaries. When NEO pay is aggregated, base salaries are 9.2% below the 50th percentile. With respect to total cash compensation (base salaries plus short-term incentive compensation) all five NEOs are paid below the 50th percentile for total cash compensation. With respect to total direct compensation (total cash compensation plus long-term equity-based awards), the Company pays four of the five Company NEOs below the 50th percentile.
The Compensation Committee expects that as Company performance continues to achieve median and higher performance levels relative to its peer companies, it will seek to achieve and maintain compensation levels for NEOs at or above the 50th percentile going forward.
Cash compensation including merit increases and bonuses, and equity awards are determined in the context of Company goal performance and individual performance, and as such actual competitive positioning may vary by individual or on a year-to-year basis. Additionally, while our overall philosophy applies generally to all NEOs, we recognize at times the need to differentiate on an individual basis to reflect additional considerations such as tenure, experience, past and expected contribution, outstanding individual performance, and criticality to the Company.

EXECUTIVE COMPENSATION

Our Decision-Making Process
We adhere to a set of guiding principles as we make pay determinations each year:

Maintain a pay-for-performance culture	Annual pay opportunities emphasize variable performance-based compensation, which motivates executives and ensures a high degree of performance orientation in our executive compensation program
Foster long-term alignment with stockholders	Equity awards directly tie pay for executives to value creation for stockholders
Preserve a low risk profile	Our compensation program is grounded in sound, risk-averse practices
Reflect internal equity considerations	Compensation decisions are made in the context of individual factors including: tenure, experience, annual and long-term contributions to the Company and individual performance.
Role of the Compensation Committee. The Compensation Committee is responsible for establishing and overseeing the executive compensation program, which includes, but is not limited to, setting executive pay opportunities, assessing Company and individual performance and determining and approving final pay outcomes for our NEOs on an annual basis. As part of this process, the Committee evaluates:
•Each NEO’s role and responsibilities, and performance in his or her role;
•Each NEO’s compensation history (including his or her total equity compensation profile);
•Key historical Company performance metrics and forward-looking projections; and
•Compensation practices of the companies in our peer group as well as broader market data, where appropriate.
The Compensation Committee is also responsible for making grants of equity awards under the Medpace Holdings, Inc. 2016 Amended and Restated Incentive Award Plan (the “Amended 2016 Incentive Plan”). Other responsibilities include, but are not limited to, reviewing and approving the CEO employment agreement; designing the annual bonus program; reviewing whether compensation programs encourage excessive risk-taking; and reviewing non-employee director compensation.
The Compensation Committee meets throughout the year to discharge its duties. The formal written Compensation Committee charter is available on our website.
Role of our CEO. Our Chief Executive Officer informs our Compensation Committee on the individual performance and contributions of each of the other NEOs, and annually makes recommendations to the Compensation Committee regarding base salary, non-equity incentive compensation and equity awards. Specifically, the CEO provides the Compensation Committee with personal objectives and compensation recommendations for all NEOs other than himself. The Compensation Committee reviews such recommendations and can approve the recommendations or submit recommended modifications to the Board for its consideration.
Role of our Independent Compensation Consultant. Pursuant to its charter, the Compensation Committee has the sole discretion to retain or obtain advice from compensation consultants. During the 2025 fiscal year, the Compensation Committee continued its engagement of TCS as a compensation consultant to assist in its evaluation of executive compensation. TCS conducted various market studies and advised the Compensation Committee on general executive compensation matters to assist the Compensation Committee in fulfilling its duties.

EXECUTIVE COMPENSATION

TCS reports directly to the Compensation Committee, participates in meetings, communicates with the Compensation Committee Chair between meetings as necessary, and works with management at the direction of the Compensation Committee.
The Compensation Committee reviewed TCS’s independence and concluded that it is an independent and conflict-free advisor to the Company pursuant to the standards of the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable rules of NASDAQ.
Use of Peer Group and Market Data
In 2024, the Compensation Committee requested a review of the peer group emphasizing the need to include more service-oriented companies and public CROs, as opposed to the prior weighting towards biotech companies. This resulted in a peer group more comparable to the Company in terms of the nature and consistency of their revenue and eliminated some of the volatility inherent with biotech companies. The peer group included some companies from the 2023 peer group, some companies that were suggested by the Company and some competitor CRO peers. The resulting updated peer group jointly agreed by the Company and TCS in 2024 consisted of twelve companies that were used as a reference to determine 2024 pay opportunity levels for the NEOs. The Compensation Committee determined that the peer group companies identified in 2024 remain an appropriate comparison group for the Company, in part due to the enhanced review of the peer group that occurred in 2024. The peer group used as a reference to determine 2025 pay opportunity levels for the NEOs was identical to the 2024 peer group with the exception of Catalent, Inc. which was removed from the 2025 peer group because it was acquired by Novo Holdings A/S in 2024. The table below presents the peer group companies:

Agilent Technologies, Inc.	IQVIA Holdings Inc.

Bio-Techne Corporation	Labcorp Holdings Inc.

Bruker Corporation	Quest Diagnostics Inc.

Charles River Laboratories	Revvity, Inc.

Fortrea Holdings Inc.	Sotera Health Company

ICON plc
This peer group served as the primary market reference point and was supplemented with other market data, CRO peer data and local peer data, where appropriate. For 2025 with the assistance of TCS, the Compensation Committee compared our performance, size and complexity of operations to those of the companies identified in the peer group set forth above. The Compensation Committee also compared the peer group’s current executive compensation and compensation mix (percent of base salary, short-term, and long-term incentive) to our current practices. TCS provided recommendations for adjustments based on current practices and policies within the peer group, Compensation Committee pay objectives and trends within the industry.
In evaluating compensation against our peers, the Compensation Committee, through its engagement of TCS, assesses NEO short-term incentives versus the most recent short-term incentives reported in the proxy statements of the peers. In addition, the Compensation Committee also reviews long-term incentives for our NEOs against those awarded by peers during the most recent plan year and reported in the most recent proxies. Based on advice from TCS, as the peers have become more mature public companies and there appears less variation in annual long-term incentive award amounts, the Compensation Committee will continue to assess peer compensation using the one-year long-term incentive amounts as they are more representative of current trends in the market.
The Compensation Committee and TCS will revisit the peer group going forward to assess whether the composition continues to contain companies with comparable size, industry sector, and operations which are meaningful comparators for the Company.

EXECUTIVE COMPENSATION

Principal Elements of Executive Compensation
Our executive compensation program consists of a mix of fixed and variable pay elements, with the latter tied to both short- and long-term Company success. Performance-based pay elements are linked to goals that we believe will deliver both year-to-year and long-term increases in stockholder value. The elements of total direct executive compensation include:

Element	Form	Description
Base Salary	Cash	Fixed amount to attract and retain top talent
Annual Cash Bonus	Cash	At-risk variable incentive compensation used to reward strong Company and individual performance against predetermined annual goals
Long-Term Incentive Awards	Equity	Variable incentive compensation that promotes long-term performance, supports retention, and strengthens stockholder alignment
Fiscal 2025 Compensation Program in Detail
Base Salaries
We attempt to set base salaries that are competitive in the marketplace and reflect each individual’s duties, responsibilities, experience and performance. Base salaries are reviewed annually and may be adjusted periodically to account for inflation, market movement, promotions, increased responsibility and performance. We do not provide automatic salary increases.
Our general philosophy has been to work towards plus/minus 20% of the market 50th percentile for base salary, with divergence as needed to reflect individual circumstances. The Compensation Committee established the following base salaries for the NEOs:

Executive	Annual Base Salary at December 31, 2024	Annual Base Salary at December 31, 2025	Percent Increase
August J. Troendle	$874,500	$950,000	8.6%
Kevin M. Brady	$424,320	$466,770	10.0%
Jesse J. Geiger	$616,000	$646,800	5.0%
Susan E. Burwig	$682,000	$716,100	5.0%
Stephen P. Ewald	$567,840	$596,240	5.0%
Effective March 1, 2025, as part of our annual base salary review and merit and performance increase process, the Compensation Committee increased Mr. Troendle’s base salary rate from $874,500 to $950,000, reflecting an approximately 8.6% increase. Also effective that same date, the Compensation Committee increased base salary rates for the other NEOs as set forth above.
Effective March 1, 2026, as part of our annual base salary review and merit and performance increase process, the Compensation Committee increased Mr. Troendle’s base salary rate from $950,000 to $973,750, reflecting an increase of approximately 2.5%. Mr. Troendle’s current base salary positioning is improved relative to his peers, considering his level of experience and proven track record as Chief Executive Officer, but remains materially below the median paid for the same role across the peer group. Also effective that same date, the Compensation Committee increased base salary rates for the other NEOs as follows: Mr. Brady’s base salary increased from $466,770 to $504,120, an increase of approximately 8.0%; Mr. Geiger’s base salary increased from $646,800 to $662,950, an increase of approximately 2.5%; Ms. Burwig’s base salary increased from $716,100 to $734,000 an increase of approximately 2.5%; and Mr. Ewald’s base salary increased from $596,240 to $611,140, an increase of approximately 2.5%. The Compensation Committee believes all of these salary increases were necessary to respond to increases in inflation rates and cost of living adjustments and to ensure competitive levels with respect to peer company compensation for NEOs.

EXECUTIVE COMPENSATION

Annual Bonus (Non-Equity Short-Term Incentive Compensation)
The Compensation Committee believes that short-term incentive compensation should be dependent upon meaningful annual or short-term performance measures.
The general philosophy of the Compensation Committee has been to work towards providing target bonus opportunities (expressed as a percentage of base salary) that are competitive with the market but also recognizing the Company's continued outperformance relative to its peer group. We do not provide for guaranteed bonus payouts. NEOs are generally entitled to receive bonus payouts in cash based on the Company's financial performance and when they achieve specific performance goals and objectives. Bonus payouts are paid in arrears.
For 2025, the Compensation Committee completed its annual review of performance measures and targets and enhanced these performance measures and targets with respect to short-term incentive compensation ("STIC") for the NEOs. The Compensation Committee established that 75% of the 2025 STIC payment would be tied to the achievement of EBITDA (50%) and revenue (25%) targets based on full-year financial guidance that the Company provided in February 2025. The remaining 25% of the 2025 STIC payment would be tied to individual and Company performance.
The Compensation Committee determined the portion of the cash bonus attributable to the Company’s financial performance generally against the Company's full-year financial guidance provided in February 2025. Specifically, meeting the full-year financial guidance targets the Company provided in February 2025 related to EBITDA (50%) and revenue (25%) or slightly exceeding them would merit 75% of a target cash bonus for the NEO; 25% of the target bonus was based on how that NEO performed against his/her individual performance goals and objectives. The personal objectives and bonus recommendations to the Compensation Committee for all NEOs other than the CEO were provided by the CEO, and the Compensation Committee determined the amount of the CEO’s cash bonus. Under this plan, depending upon the Company’s financial performance and his/her attaining individual objectives, each NEO other than the CEO could earn a maximum cash bonus equal to 70% of base salary or as little as zero, and the CEO could earn a maximum cash bonus equal to 100% of base salary or as little as zero.
NEO STIC—50% based on EBITDA

EBITDA	CEO	All Other NEO’s
Less than $475M	0	0
$475M-$490M	5%-35% of base salary	5%-25% of base salary
$490M-$500M	35%-70% of base salary	25%-50% of base salary
Greater than $500M	70%-100% of base salary	50%-70% of base salary
NEO STIC—25% based on Revenue

Revenue	CEO	All Other NEO’s
Less than $2,120M	0	0
$2,120M-$2,160M	5%-35% of base salary	5%-25% of base salary
$2,160M-$2,250M	35%-70% of base salary	25%-50% of base salary
Greater than $2,250M	70%-100% of base salary	50%-70% of base salary
The Company exceeded its full-year financial guidance that was provided in February 2025 with respect to EBITDA and revenue. Additionally, the Company exceeded its full-year financial guidance that was provided in February 2025 with respect to GAAP net income and diluted earnings per share (GAAP). The Company’s 2025 guidance and financial results are described under “2025 Business and Financial Highlights” in the Executive Summary of this Compensation Discussion & Analysis on page 29.

EXECUTIVE COMPENSATION

Mr. Troendle earned 52.5% of his base salary as a cash bonus. Mr. Brady and Mr. Geiger each earned 37.5% of their respective base salaries as a cash bonus. Ms. Burwig and Mr. Ewald each earned 70.0% of their respective base salaries as a cash bonus. This resulted in cash bonus payments as follows: Mr. Troendle $492,350; Mr. Brady $172,450; Mr. Geiger $240,700; Ms. Burwig $497,400; and Mr. Ewald $414,150.
2026 Short-Term Incentive Compensation
The Compensation Committee, consistent with the approach taken in 2025, set performance measures and targets with respect to short-term incentive compensation (“STIC”) for the NEOs. The Compensation Committee has established that 75% of the 2026 STIC payment will be tied to the achievement of EBITDA (50%) and revenue (25%) based on full-year financial guidance that the Company provided in February 2026. The remaining 25% of the 2026 STIC payment will be tied to individual and Company performance.
Long-Term Equity Incentive Compensation
The Compensation Committee believes that long-term incentive compensation should be dependent upon meaningful long-term performance measures that provide linkage between stockholders and the NEOs.
The Compensation Committee grants equity awards to our NEOs under the Amended 2016 Incentive Plan which was approved by stockholders on May 16, 2025 and has previously granted equity awards to our NEOs under the 2016 Incentive Award Plan which was approved by stockholders on June 23, 2016. Our Amended 2016 Incentive Plan affords the Compensation Committee flexibility to determine the specific award types and parameters that it believes are in the best long-term interests of the Company. We believe that long-term incentive awards provide the strongest alignment with stockholder interests. We also believe that properly structured awards are a valuable motivating incentive and strong retention tool. In other words, if the Company performs well, that performance should be reflected in the price of the Company’s shares which benefits both stockholders and NEOs. Medpace stock ownership guidelines for all NEOs require holdings to equal three times their respective base salary, as described below. We believe that our stock ownership guidelines further strengthen the alignment of interests between our NEOs and stockholders.
Recognizing that we can continue to attract and retain employees with the opportunity for Company associates to receive an equity grant, the Compensation Committee has previously approved equity grants to associates at various levels within the Company and has not limited equity grants to the most senior leadership of the Company.
In the spirit of viewing long-term equity incentive compensation less as a reward for past performance but rather as a means to align future performance with stockholder expectations and for longer term retention of key talent, including our NEOs, for 2026, the Compensation Committee expects to decouple Long-Term Equity Incentive Compensation from 2025 annual bonus and STIC awards for NEOs. As such, the Compensation Committee expects to review and make determinations on Long-Term Equity Incentive Compensation grants for NEOs in conjunction with the review and determination of equity grants made more broadly to eligible employees within the Company.
In response to Item 402(x)(1) of Regulation S-K, we do not grant new awards of stock options, stock appreciation rights, or similar option-like instruments in anticipation of the release of material nonpublic information. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by us. In the event that we determine to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

EXECUTIVE COMPENSATION

Stock Ownership Guidelines
The Compensation Committee approved stock ownership guidelines for all NEOs to equal three times their respective base salary. The Compensation Committee has maintained stock ownership guidelines equal to one times base cash compensation for directors. For those NEOs and directors who currently do not own any or sufficient stock to meet that requirement, open market purchases are not required. Rather, as restricted stock awards / restricted stock units vest, 60% of the vested stock must be retained until the ownership requirement is met, and as options are exercised, 60% of the spread must be retained in the form of stock until the ownership target is met.
Retirement Plans
We currently maintain a 401(k) retirement savings plan for our U.S. employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time U.S. employees. The U.S. Internal Revenue Code of 1986, as amended, or the Code, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, beginning in the calendar year following the first anniversary of employment. Matching contributions cliff-vest upon the employee’s completion of three qualifying years of service with the Company. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan and making matching contributions that vest at a defined time add to the overall desirability of our executive compensation package and further motivate our employees, including our NEOs, in accordance with our compensation policies. We do not currently maintain any defined benefit pension plans or deferred compensation plans.
Employee Benefits and Perquisites
All of our full-time U.S. employees, including our NEOs, are eligible to participate in our health and welfare plans, including:
•medical, dental and vision benefits;
•short-term and long-term disability insurance;
•life insurance benefits;
•critical illness insurance benefits; and
•accident insurance benefits.
We believe the benefits and perquisites described above are necessary and appropriate to provide a competitive compensation package to our NEOs.
Aircraft Usage
During the 2025 fiscal year, the Company provided some travel services for company executives through a private aviation charter company controlled by Mr. Troendle (“private aviation charter”). The Company may contract directly with the private aviation charter for the use of its aircraft or indirectly through a third party aircraft management and jet charter company. The travel services provided are primarily for business purposes, with certain personal travel paid for as part of the executives’ compensation arrangements and allow our executive officers to safely and efficiently travel. Company provided aircraft allows for the safety and privacy of our executive officers and allows the executive officers to be more productive than if commercial flights were utilized, as the aircraft provides a conducive and more confidential business environment without the scheduling constraints imposed by commercial airline services.

EXECUTIVE COMPENSATION

Depending on availability, family members of executive officers are permitted to accompany the executive officers on the aircraft when it is already going to a specific destination for a business purpose. Because the aircraft is chartered based on flight hours regardless of the passenger load, the aggregate incremental cost to the Company for any additional personal use by passengers is de minimis.
In addition, executive officers periodically use Company provided aircraft for multi-leg hybrid flights in which at least one leg consists of personal use. The aggregate incremental cost to the Company of such personal usage in 2025 is shown in the Summary Compensation Table below. Any personal passenger(s) on board would result in imputed income to the executive officers using the IRS Standard Industry Fare Level calculation. The Company does not provide gross-ups with respect to any income taxes incurred by the executive officers in connection with the personal use of aircraft.
No Tax Gross-Ups
We do not make gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our Company.
Insider Trading Compliance Policy: No Hedging Medpace Securities
Medpace has adopted the Medpace Holdings, Inc. Insider Trading Compliance Policy, a copy of which is filed as Exhibit 19.1 to the Company's Annual Report on Form 10-K. This policy describes procedures governing the purchase, sale and/or other dispositions of Medpace’s securities by directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. Among other things, the policy prohibits all hedging transactions involving Medpace’s securities, including, without limitation, zero-cost collars and forward sale contracts. In addition, with regard to the Company trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.
Clawback Policy
Under the Medpace Holdings, Inc. Incentive Compensation Recoupment Policy (the “Clawback Policy”), if Medpace is required to prepare an accounting restatement (a “Restatement”), the Board shall, unless the Board's Compensation Committee determines it to be Impracticable (as defined in the Clawback Policy), take reasonably prompt action to recoup all erroneously awarded compensation that would not have been received had the amount been determined based on the measures in the Restatement. The Board may seek to recoup the erroneously awarded compensation by any means as the Board, in its sole discretion, determines to be appropriate. Subject to applicable law and compliance with Internal Revenue Code Section 409A and the rules and regulations promulgated thereunder, the Board may seek to recoup compensation by requiring the person to repay such amount to the Company; by adding "holdback" or deferral policies to incentive compensation; by adding post-vesting "holding" or "no transfer" policies to equity awards; by set-off of a person's other compensation; by reducing future compensation; or by such other means or combination of means as the Board, in its sole discretion, determines to be appropriate. The Clawback Policy is in addition to (and not in lieu of) any right of repayment, forfeiture or off-set against any person that may be available under applicable law (whether implemented prior to or after adoption of the Clawback Policy). The Board may, in its sole discretion and in the exercise of its business judgment, determine whether and to what extent additional action is appropriate to address the circumstances surrounding any Restatement to minimize the likelihood of any recurrence and to impose such other discipline as it deems appropriate.
The Board shall have full authority to administer the Clawback Policy and to delegate any of its powers under the Clawback Policy to the Compensation Committee of the Board or any subcommittee or delegate thereof. The Board adopted the Clawback Policy effective December 1, 2023. This Clawback Policy was adopted to comply with Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and Nasdaq listing rules, and is filed as an exhibit to the Medpace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

EXECUTIVE COMPENSATION

Compensation Risk Assessment
Our management and the Compensation Committee review our compensation practices and policies with regard to risk management. We have reviewed our programs and determined that there are no practices or policies that are likely to lead to excessive risk-taking or have a material adverse effect on the Company. Further, we identified the following practices that serve to mitigate risk:
•High level of executive equity ownership to prevent short-term risk taking;
•Balance between goals and objectives of short- and long-term incentive compensation plans;
•Proper administrative and oversight controls; and
•Key compensation governance attributes, as discussed above.
COMPENSATION COMMITTEE REPORT
We, the Compensation Committee of the Board of Directors, met with management to review and discuss the Compensation Discussion and Analysis set forth above, and based upon the review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in this report.

Medpace Holdings, Inc. Compensation Committee

Fred B. Davenport, Jr. (Chair)

Robert O. Kraft

Cornelius P. McCarthy III
This Compensation Committee Report shall not be deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that Medpace specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
The following table sets forth the portion of compensation paid to the NEOs that is attributable to services performed during the fiscal years ended December 31, 2025, 2024 and 2023.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS (1) ($)	STOCK AWARDS (2) ($)	OPTION AWARDS (3) ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION (4) ($)	TOTAL ($)
August J. Troendle, Chief Executive Officer
	2025	$937,417	$492,350	—	$9,999,999	—	—	$14,000	$11,443,766
	2024	$866,250	$649,800	—	$7,069,902	—	—	$14,064	$8,600,016
	2023	$814,275	$814,422	—	—	—	—	$17,334	$1,646,031
Kevin M. Brady, Chief Financial Officer and Treasurer
	2025	$459,695	$172,450	—	$1,000,052	—	—	$14,000	$1,646,197
	2024	$421,600	$221,350	$2,827,500	—	—	—	$13,800	$3,484,250
	2023	$399,500	$279,731	—	—	—	—	$11,250	$690,481
Jesse J. Geiger, President
	2025	$641,667	$240,700	—	$1,500,003	—	—	$14,000	$2,396,370
	2024	$606,667	$318,600	$3,770,000	—	—	—	$13,800	$4,709,067
	2023	$549,250	$384,578	—	—	—	—	$11,250	$945,078
Susan E. Burwig, Executive Vice President, Operations
	2025	$710,417	$497,400	—	$1,500,075	—	—	$15,922	$2,723,814
	2024	$671,667	$352,700	$3,770,000	—	—	—	$39,702	$4,834,069
	2023	$598,100	$418,880	—	—	—	—	$107,319	$1,124,299
Stephen P. Ewald, General Counsel and Corporate Secretary
	2025	$591,507	$414,150	—	$1,000,052	—	—	$14,000	$2,019,709
	2024	$564,200	$296,250	$2,827,500	—	—	—	$11,500	$3,699,450
	2023	$531,325	$372,068	—	—	—	—	$11,250	$914,643

(1)The amounts shown in the table represent annual cash bonuses.
(2)The amounts shown in the table represent restricted stock unit awards. All restricted stock unit awards granted to any NEOs have been valued based on the closing market price of the Company’s common stock on the date of grant as quoted on the NASDAQ Global Select Market.
(3)All stock option awards granted to any NEOs have been valued based on the fair value of the option awards using the Black-Scholes-Merton option pricing model. We provide information regarding the assumptions used to calculate the value of equity-based awards made to executive officers in 2025 in our Annual Report on Form 10-K for 2025 under the section captioned “Stock Based Compensation” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and Note 9 to our consolidated financial statements.
(4)The amount shown in this column in 2025 for Mr. Troendle, Mr. Brady, Mr. Geiger, and Mr. Ewald consists exclusively of fully vested 401(k) matching contributions paid to his respective account by the Company. The amount shown in this column in 2025 for Ms. Burwig consists of fully vested 401(k) matching contributions of $14,000 paid to her account by the Company and incremental costs of $1,922, attributable to personal usage of Company provided aircraft paid for by the Company on her behalf. For multi-leg hybrid flights in which at least one leg consists of personal use, the incremental cost of personal use is calculated based on the difference between the actual cost of the personal and business legs of the flight and the hypothetical cost that would have been incurred if only the business legs of the flight occurred, using costs provided by the chartered jet service provider. Pursuant to Company policy, for personal use of Company provided aircraft in which both Mr. Troendle and Ms. Burwig are present, incremental cost is allocated to Mr. Troendle for purposes of the Summary Compensation Table unless the incremental cost specifically relates to Ms. Burwig.

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards
The following table summarizes the awards granted to each of the NEOs during the fiscal year ended December 31, 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other Stock Awards: Number of Shares of Stock or Units (#) (i)	All other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
Name (a)	Grant Date (1) (b)	Threshold ($) (c)	Target ($) (d)	Max ($) (e)	Threshold (#) (f)	Target (#) (g)	Max (#) (h)
August J. Troendle	3/6/2025	—	—	—	—	—	—	—	73,443	$325.73	$9,999,999
Kevin M. Brady	3/6/2025	—	—	—	—	—	—	—	6,591	$325.73	$1,000,052
Jesse J. Geiger	3/6/2025	—	—	—	—	—	—	—	9,886	$325.73	$1,500,003
Susan E. Burwig	3/6/2025	—	—	—	—	—	—	—	11,017	$325.73	$1,500,075
Stephen P. Ewald	3/6/2025	—	—	—	—	—	—	—	6,591	$325.73	$1,000,052

(1)On March 6, 2025, Mr. Troendle, Mr. Brady, Mr. Geiger, Ms. Burwig and Mr. Ewald were granted stock options. The stock options granted to Mr. Troendle and Ms. Burwig vested immediately upon issuance and have an expiration date of March 6, 2034. The stock options granted to Mr. Brady, Mr. Geiger and Mr. Ewald have a vest date of March 6, 2030 and have an expiration date of March 6, 2032.
NEO Employment Agreement
Since 2011, Mr. Troendle was party to an employment agreement with the Company, which was amended and restated on July 25, 2016 in connection with our initial public offering. The current agreement has a three-year term that began on July 25, 2016 and has been followed by successive one-year terms, subject to non-extension by either the Company or Mr. Troendle at any time upon 90 days’ advance written notice.
Mr. Troendle’s employment agreement provides for Mr. Troendle’s position as our Chief Executive Officer. Under the agreement, Mr. Troendle’s annual base salary as of December 31, 2025 was $950,000. The Compensation Committee has subsequently increased Mr. Troendle’s salary as described above. The agreement also provides that Mr. Troendle will be eligible to receive an annual cash bonus, provided that he remains employed by us at the time of the applicable bonus payment date, based upon achievement of performance objectives and individual goals established by our Board. The agreement also provides for Mr. Troendle’s participation in all employee benefit plans and programs made available by the Company to our executives and the reimbursement of all reasonable business expenses incurred by Mr. Troendle.
Mr. Troendle’s employment agreement does not provide for any severance benefits upon termination other than the payment of accrued and unpaid base salary, any reimbursement due for incurred business expenses and any benefits due under our 401(k) plan in accordance with the terms of that plan. Upon termination, the treatment of any stock-based awards will be governed by the terms of the applicable plan and grant agreement.
The employment agreement also provides that the Company will nominate Mr. Troendle for re-election to the Board during the term.
None of our other executive officers is party to an employment agreement.

EXECUTIVE COMPENSATION

Equity Incentive Awards
Our NEOs have historically been eligible to receive long-term equity-based incentive awards under our 2016 Incentive Award Plan. While we believe that long-term equity awards are an important element of the “mix” of compensation paid to our NEOs, we do not maintain any formal grant-making policy. Instead, the Compensation Committee periodically reviews the total level and mix of compensation paid to each of our NEOs in order to determine the appropriate timing and amounts of long-term equity awards so as to continue to promote the alignment of our executive officers’ interests with those of our stockholders. Awards granted during the 2025 fiscal year are described above in the table captioned, “Grants of Plan-Based Awards.”
The treatment of our NEOs’ equity awards upon a termination of employment (as applicable) or a Change in Control is described in the section entitled “Potential Payments Upon Termination or Change in Control.”

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End
The following table provides information concerning outstanding equity awards for each of our NEOs as of December 31, 2025. As of December 31, 2025, the fair market value of a share of our common stock was $561.65.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

August J. Troendle	57,570	—	—	$166.73	4/27/2029	—	—	—	—
	93,174	—	—	$138.87	8/15/2029	—	—	—	—
	—	—	—	—	—	1,000 (1)	$561,650	—	—
	50,000	—	—	$377.00	8/5/2031	—	—	—	—
	73,443	—	—	$325.73	3/6/2034	—	—	—	—

Kevin M. Brady	—	13,803 (2)	—	$138.87	8/15/2027	—	—	—	—
	—	—	—	—	—	1,000 (1)	$561,650	—	—
	—	—	—	—	—	7,500 (3)	$4,212,375	—	—
	—	6,591 (4)	—	$325.73	3/6/2032	—	—	—	—

Jesse J. Geiger	—	31,707 (2)	—	$138.87	8/15/2027	—	—	—	—
	—	—	—	—	—	1,000 (1)	$561,650	—	—
	—	—	—	—	—	10,000 (3)	$5,616,500	—	—
	—	9,886 (4)	—	$325.73	3/6/2032	—	—	—	—

Susan E. Burwig	10,984	—	—	$107.93	2/28/2026	—	—	—	—
	23,028	—	—	$166.73	10/27/2026	—	—	—	—
	34,060	—	—	$138.87	8/15/2029	—	—	—	—
	—	—	—	—	—	1,000 (1)	$561,650	—	—
	—	—	—	—	—	10,000 (3)	$5,616,500	—	—
	11,017	—	—	$325.73	3/6/2034	—	—	—	—

Stephen P. Ewald	—	23,349 (2)	—	$138.87	8/15/2027	—	—	—	—
	—	—	—	—	—	1,000 (1)	$561,650	—	—
	—	—	—	—	—	7,500 (3)	$4,212,375	—	—
	—	6,591 (4)	—	$325.73	3/6/2032	—	—	—	—

(1)These restricted stock units fully vest on February 17, 2027.
(2)These awards fully vested on February 15, 2026.
(3)These restricted stock units fully vest on August 5, 2029.
(4)These awards fully vest on March 6, 2030.

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested
The following table summarizes option exercises and stock vested with respect to each of the NEOs during the fiscal year ended December 31, 2025:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($) (2)	Number of Shares Acquired on Vesting (#) (3)	Value Realized on Vesting ($) (4)
August J. Troendle	356,446	$91,646,321	—	—
Kevin M. Brady	15,000	$6,026,332	—	—
Jesse J. Geiger	64,829	$24,452,149	—	—
Susan E. Burwig	40,000	$16,557,800	—	—
Stephen P. Ewald	18,230	$7,896,649	—	—
(1)This column represents the number of shares for which the options were exercised.
(2)The amounts in this column represent the aggregate dollar value realized upon exercise of options.
(3)This column represents the number of shares of stock that have vested.
(4)The amount in this column represents the aggregate dollar value realized upon vesting of stock.
Pension Benefits
We did not maintain any plan for our NEOs providing for payments or other benefits at, following, or in connection with retirement, during the fiscal year ended December 31, 2025.
Nonqualified Deferred Compensation
We did not maintain any deferred compensation plans for our NEOs for the fiscal year ended December 31, 2025.
Potential Payments Upon Termination or Change in Control
None of our NEOs has change in control agreements and we do not have a change in control policy. The Amended 2016 Incentive Plan provides the Compensation Committee with discretion to accelerate the vesting of equity awards upon an employee’s death, disability, termination of service or the consummation of a change in control, subject to the terms and conditions of the Amended 2016 Incentive Plan.
The payments to which our NEOs would be entitled in the event of these termination of employment events, or as a result of a change in control, assuming the Compensation Committee exercised its discretion under the Amended 2016 Incentive Plan to accelerate the vesting of all equity awards, are set forth in the table below, assuming the event occurred on December 31, 2025 and assuming that the maximum amount of unvested shares will vest. For this purpose, we have assumed a value of $561.65 per share of our common stock, which was the closing price of the Company’s common stock on December 31, 2025.

Name	Value of Equity Upon Acceleration or Change in Control ($)
August J. Troendle	$561,650
Kevin M. Brady	$12,164,606
Jesse J. Geiger	$21,915,541
Susan E. Burwig	$6,178,150
Stephen P. Ewald	$16,200,464

EXECUTIVE COMPENSATION

Pay Ratio Disclosure
Pursuant to Item 402(u) of Regulation S-K promulgated by the SEC and Section 953(b) of the Dodd—Frank Wall Street Reform and Consumer Protection Act, presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee (excluding our CEO).
The 2025 annual total compensation as determined under Item 402 of Regulation S-K for our CEO was $11,443,766 as reported in the Summary Compensation Table of this Proxy Statement. For 2025 we identified a new median employee. The 2025 annual total compensation as determined under Item 402 of Regulation S-K for our median employee (excluding our CEO) was $85,994. The ratio of our CEO’s annual total compensation to our median employee’s total compensation for fiscal year 2025 is 133 to 1. To identify, and to determine the annual total compensation of, the median employee, we used the methodology set forth below.
Our diverse employee population includes employees located in the United States, Europe, Canada, Africa, Latin America and Asia Pacific, none of whom are currently covered by a collective bargaining agreement specific to our Company. The diverse employee population varies in areas such as experience, education and specialized training. For purposes of this pay ratio analysis, we selected the median employee based on the approximately 6,277 individuals who were employed by the Company and our consolidated subsidiaries (whether as full-time, part-time, temporary or seasonal workers) as of December 31, 2025. For full-time and part-time employees that were hired in 2025 but did not work the full year, we utilized their compensation as of December 31, 2025, but did not make any full-time equivalent adjustments.
In identifying our median employee, we gathered the annual base salary from internal payroll records of each such employee as of December 31, 2025, and made certain direct cash adjustments, using such measure as our consistently applied compensation measure. The direct cash adjustments consist of all cash compensation elements, aside from annual base salary, appearing in such payroll records for each individual, including bonuses, retirement benefits and other cash components. We converted the annual base salary and direct cash adjustments for non-U.S. employees to U.S. dollars using applicable foreign exchange rates as of December 31, 2025 and did not make any cost-of-living adjustments for non-U.S. employees.
The ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) based on our payroll and employment records and the methodology described herein. The SEC’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

EXECUTIVE COMPENSATION

Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following table reports the compensation of our Principal Executive Officer (PEO) and the average compensation of our other Named Executive Officers (Other NEOs) as reported in the Summary Compensation Table for the past five fiscal years, as well as their “compensation actually paid” as calculated pursuant to recently adopted SEC rules and certain performance measures required by such rules.

Year (1) (a)	Summary Compensation Table Total for PEO (2) (b)	Compensation Actually Paid to PEO (3) (c)	Average Compensation Table Total for Other NEOs (4) (d)	Average Compensation Actually Paid to Other NEOs (3) (e)	Value of Initial Fixed $100 Investment Based on: (5)		Net Income (thousands) (6) (h)	Company Selected Measure
					Medpace's Total Stockholder Return (f)	Peer Group Total Stockholder Return (g)
								EBITDA (thousands) (7) (i)
2025	$11,443,766	$11,673,186	$2,196,523	$13,681,827	$403.48	$99.39	$451,123	$557,721
2024	$8,600,016	$17,710,016	$4,181,709	$5,345,235	$238.67	$81.07	$404,386	$480,177
2023	$1,646,031	$9,259,322	$918,625	$4,765,822	$220.21	$81.77	$282,810	$362,498
2022	$1,885,034	$12,885,590	$1,042,447	$3,352,260	$152.59	$76.75	$245,368	$308,106
2021	$5,947,423	$7,745,980	$1,972,002	$3,951,123	$156.35	$96.45	$181,848	$223,076
(1)For 2021 through 2025, our PEO was August J. Troendle. For 2021 through 2025, our Other NEOs were Kevin M. Brady, Jesse J. Geiger, Susan E. Burwig and Stephen P. Ewald.
(2)The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Troendle for each corresponding year in the "Total" column of the Summary Compensation Table.
(3)The dollar amounts reported in this column represent the amount of “compensation actually paid” to the PEO and Other NEOs, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO or Other NEOs during the applicable year. In accordance with the requirements, the following adjustments were made to the PEO and Other NEOs’ total compensation for each year to determine the "compensation actually paid":

	2025	2024	2023	2022	2021
Summary Compensation Table Total for PEO ($)	$11,443,766	$8,600,016	$1,646,031	$1,885,034	$5,947,423
Less grant date value of equity awards for PEO ($) (a)	$(9,999,999)	$(7,069,902)	$—	$(206,460)	$(4,409,925)
Increase/decrease for the Inclusion of Rule 402(v) Equity Values for PEO ($) (b)	$10,229,419	$16,179,902	$7,613,291	$11,207,016	$6,208,482
Compensation Actually Paid to PEO ($)	$11,673,186	$17,710,016	$9,259,322	$12,885,590	$7,745,980

	2025	2024	2023	2022	2021
Summary Compensation Table Total for Other NEOs ($)	$2,196,523	$4,181,709	$918,625	$1,042,447	$1,972,002
Less grant date value of equity awards for Other NEOs ($) (a)	$(1,250,046)	$(3,298,750)	$—	$(206,460)	$(1,217,789)
Increase/decrease for the Inclusion of Rule 402(v) Equity Values for Other NEOs ($) (b)	$12,735,350	$4,462,276	$3,847,197	$2,516,273	$3,196,910
Compensation Actually Paid to Other NEOs ($)	$13,681,827	$5,345,235	$4,765,822	$3,352,260	$3,951,123

EXECUTIVE COMPENSATION

(a)The grant date value of equity awards represents the total of the amounts reported in the Stock Awards and Option Awards columns from the relevant fiscal year’s Summary Compensation Table total.
(b)The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; and (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts added or deducted in calculating the equity award adjustments are as follows:

	2025	2024	2023	2022	2021
Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year for PEO ($)	$—	$—	$306,530	$10,795,139	$5,193,390
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for PEO ($)	$229,420	$25,700	$8,272,210	$411,877	$1,015,092
Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year for PEO ($)	$9,999,999	$7,069,902	$—	$—	$—
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for PEO ($)	$—	$9,084,300	$(965,449)	$—	$—
Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year for PEO ($)	$—	$—	$—	$—	$—
Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation for PEO ($)	$—	$—	$—	$—	$—
Total Equity Award Adjustments for PEO ($)	$10,229,419	$16,179,902	$7,613,291	$11,207,016	$6,208,482

EXECUTIVE COMPENSATION

	2025	2024	2023	2022	2021
Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year for Other NEOs ($)	$2,014,067	$2,907,013	$306,530	$2,981,049	$1,517,468
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for Other NEOs ($)	$6,048,707	$416,629	$3,540,667	$117,240	$1,405,730
Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year for Other NEOs ($)	$375,019	$—	$—	$—	$—
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for Other NEOs ($)	$4,297,557	$1,138,634	$—	$(582,016)	$273,712
Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year for Other NEOs ($)	$—	$—	$—	$—	$—
Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation for Other NEOs ($)	$—	$—	$—	$—	$—
Total Equity Award Adjustments for Other NEOs ($)	$12,735,350	$4,462,276	$3,847,197	$2,516,273	$3,196,910
(4)The dollar amounts reported in this column are the average amounts of total compensation reported for Other NEOs for each corresponding year in the "Total" column of the Summary Compensation Table.
(5)The peer group used for purposes of this table for each listed fiscal year is the NASDAQ Healthcare Index (IXHC), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Form 10-K for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the IXHC, respectively. No dividends were paid on stock or option awards in 2025, 2024, 2023, 2022 or 2021. Historical stock performance is not necessarily indicative of future stock performance.
(6)The dollar amounts reported represent the amount of net income reflected in our consolidated audited financial statements for the applicable year.
(7)EBITDA was chosen from the following four most important financial performance measures, as it represents the most important financial performance measure used to align compensation actually paid to the PEO and other NEOs in 2025 to the Company's performance:

Most Important Performance Measures
EBITDA (as defined in Appendix A)
Revenue (Defined as the Company's GAAP Revenue from our Consolidated Statements of Income)
Net Income (Defined as the Company's GAAP Net Income from our Consolidated Statements of Income)
Earnings Per Share (Defined as the Company's GAAP Diluted Earnings Per Share from our Consolidated Statements of Income)

A significant portion of the values for Compensation Actually Paid to our PEO and Other NEOs are attributable to equity adjustments that are based on our stock price as of the last day of the applicable fiscal year. The values for Compensation Actually Paid could have been significantly less if a date other than the last day of the applicable fiscal year was utilized because our stock price at the end of 2021, 2022 and 2023 has been in the 90th percentile of each year's 52-week high. On December 31, 2024 our stock price was 72% of the year's 52-week high, and on December 31, 2025 our stock price was 90% of the year's 52-week high. In 2021, our stock price fluctuated from a low of $130.74 per share to a high of $231.00. The closing price of $217.64 on December 31, 2021, represents 94.2% of our 52-week high for 2021. In 2022, our stock price fluctuated from a low of $126.95 per share to a high of $235.72. The closing share price of $212.41 on December 30, 2022 (the last trading day of the fiscal year) represents 90.1% of our 52-week high for 2022. In 2023, our stock price fluctuated from a low of $167.00 per share

EXECUTIVE COMPENSATION

to a high of $317.57. The closing share price of $306.53 on December 29, 2023 (the last trading day of the fiscal year) represents 96.5% of our 52-week high for 2023. In 2024, our stock price fluctuated from a low of $277.72 per share to a high of $459.77. The closing share price of $332.23 on December 31, 2024 represents 72.3% of our 52-week high for 2024. In 2025, our stock price fluctuated from a low of $250.05 per share to a high of $626.26. The closing share price of $561.65 on December 31, 2025 represents 89.7% of our 52-week high for 2025.
Relationship Between Compensation Actually Paid and Total Stockholder Return
The table below reflects the relationship between the compensation actually paid for the PEO and the average Other NEOs versus the Company's TSR and the peer group TSR, assuming an initial fixed investment of $100 for the years ended December 31, 2025, 2024, 2023, 2022, and 2021.

EXECUTIVE COMPENSATION

Relationship Between Compensation Actually Paid and Net Income
The table below reflects the relationship between the compensation actually paid for the PEO and the average Other NEOs versus the Company's Net Income for the years ended December 31, 2025, 2024, 2023, 2022, and 2021.
Relationship Between Compensation Actually Paid and EBITDA
The table below reflects the relationship between the compensation actually paid for the PEO and the average Other NEOs versus the Company's EBITDA for the years ended December 31, 2025, 2024, 2023, 2022, and 2021.

PROPOSAL 3
Advisory Vote on the Compensation of Our Named Executive Officers

In accordance with Section 14A of the Exchange Act, we are asking that our stockholders approve, on an advisory basis, the compensation of the executive officers named in the Summary Compensation Table of this proxy statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. Stockholders also may, if they wish, abstain from casting a vote on this proposal.
In connection with this proposal, the Board of Directors encourages stockholders to review in detail the description of the compensation program for our named executive officers that is set forth in the Compensation Discussion and Analysis beginning on page 28, as well as the information contained in the compensation related tables and narrative discussion in this proxy statement.
As described in more detail in the Compensation Discussion and Analysis beginning on page 28, our overarching compensation philosophy is to pay for performance. This has been accomplished in a number of ways, including by structuring our program so that a significant portion of the ultimate amount of compensation earned by our named executive officers is earned through bonuses and an increase in the intrinsic value of equity grants. Further, our compensation program is designed to align the compensation of our named executive officers with the interests of our stockholders, and therefore provide material compensation in the form of long-term equity incentives that tie our named executive officers’ compensation directly to the performance of our stock.
Although the advisory vote is non-binding, the Board of Directors values stockholders’ opinions. The Compensation Committee will review the results of the vote and consistent with our record of stockholder responsiveness, the Compensation Committee will consider stockholders’ views and take into account the outcome of the vote when considering future decisions concerning our executive compensation program.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as disclosed in this proxy statement by voting “FOR” the following resolution:
“RESOLVED, that the stockholders of Medpace Holdings, Inc. approve, on an advisory basis, the compensation paid to Medpace Holdings, Inc.’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion in Medpace Holdings, Inc.’s 2026 Proxy Statement.”
VOTE REQUIRED
The proposal to approve, on an advisory basis, the compensation of our named executive officers requires the affirmative vote of the holders of a majority in voting power of the shares present virtually or represented by proxy and entitled to vote on the proposal.

The Board of Directors unanimously recommends a vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

PROPOSAL 4
Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers

In addition to seeking our stockholders’ advisory vote on the compensation of our named executive officers, Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote every six years, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory say-on-pay votes on the compensation of our named executive officers. We are asking our stockholders to indicate, on a non-binding, advisory basis, whether they would prefer an advisory vote on compensation for our named executive officers to occur every one, two or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.
The Board of Directors has determined that an advisory vote on the compensation of our named executive officers that occurs on an annual basis is the most appropriate frequency. Accordingly, the Board of Directors recommends that the advisory vote on the compensation of our named executive officers occur annually. The Board of Directors believes that an annual advisory say-on-pay vote will allow our stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. Furthermore, an annual vote is consistent with the Company’s efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.
You may cast your vote by choosing the option of one year, two years, three years or abstain from voting in response to the following resolution:
“RESOLVED, that the stockholders of Medpace Holdings, Inc. determine, on an advisory basis, whether the preferred frequency for holding an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion in the proxy statement, should be every year, every two years or every three years.”
The frequency (i.e., one year, two years or three years) that receives the highest number of votes cast by stockholders will be considered to be the stockholders’ preferred frequency for the advisory vote on the compensation of our named executive officers. Although the frequency vote is an advisory one, the Compensation Committee and the Board of Directors will review the results of the vote and, consistent with our record of stockholder responsiveness, the Compensation Committee and the Board of Directors will consider stockholders’ views and take them into account in determining the frequency of future advisory votes on executive compensation.
VOTE REQUIRED
The proposal for our stockholders to provide, on an advisory basis, relating to the frequency of the advisory vote on the compensation of our named executive officers will be determined based on the frequency (i.e., one year, two years or three years) that receives the highest number of votes cast by stockholders.

The Board of Directors unanimously recommends a vote in favor of ONE YEAR on the proposal concerning the frequency of future advisory votes on the compensation of our named executive officers.

PROPOSAL 5
Amendment of Certificate of Incorporation to Remove Supermajority Voting Requirements

The Board has unanimously approved and declared advisable, and recommends that stockholders approve, amendments to Medpace’s Restated Certificate of Incorporation (the “Certificate”) to eliminate the current requirement in the Certificate for an affirmative vote of the holders representing at least 66-2/3% of the votes eligible to be cast in an election of directors to approve certain actions, which amendments will implement the default voting standards provided under Delaware law. The proposed changes to the Certificate described in this proposal, with deletions indicated by strike-outs and additions indicated by bold and underlining, are set forth in Appendix B to this Proxy Statement. This summary is qualified in its entirety by reference to Appendix B.
Background
At our 2025 annual meeting of stockholders, a significant portion of our stockholder base indicated support for a non-binding stockholder proposal for removing supermajority voting thresholds from our Certificate and Bylaws. After the feedback we received from our stockholders at the 2025 annual meeting of stockholders on this proposal was reviewed and discussed with the Board, the Board determined it wanted to provide stockholders at the 2026 annual meeting of stockholders the opportunity to give effect to the proposal through the amendments to the Certificate described below.
Among the actions currently requiring a supermajority voting threshold under the Certificate is the approval of any amendment to Article FOURTH, which relates to the number of shares and classification of Medpace’s capital stock. Effective August 1, 2023, the Delaware General Corporation Law (the “DGCL”) was amended to permit a lower voting standard to effect certain share increases, share decreases, and reverse stock splits and to eliminate the need for stockholder approval of certain forward stock splits. Specifically, amended Section 242(d) of the DGCL permits a corporation to increase or decrease the authorized number of shares of a class of stock, or to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares (that is, a reverse stock split) if, among other things, (a) the class of stock is listed on a national securities exchange and will meet the listing requirements of that exchange relating to the minimum number of holders immediately after the amendment becomes effective and (b) the votes cast “for” the amendment exceed the votes cast “against” the amendment at a meeting at which a quorum of the stockholders is present in person or by proxy. Amended Section 242(d) of the DGCL also permits a corporation to effect certain forward stock splits without a stockholder vote, provided that the corporation only has one class of stock outstanding and such class is not divided into series.
After careful consideration of the results of the proposal and the stockholder feedback we received, as well as a review of market practices, the Board has recommended that stockholders approve amendments to the Certificate to eliminate the supermajority voting thresholds, including to expressly elect to be governed by Section 242(d) of the DGCL (the “Supermajority Elimination Amendments”).
Proposed Amendments
The Certificate currently requires the affirmative vote of the holders of at least 66-2/3% of the votes entitled to be cast in an election of directors to (i) remove a director from office or (ii) amend, alter, change or repeal the following provisions of the Certificate:
•any provision inconsistent with Article FOURTH of the Certificate which relates to the number of shares and classification of Medpace’s capital stock;
•any provision inconsistent with Article FIFTH of the Certificate which relates to the management of the business and the conduct of affairs of the company, including the election of directors, the filling of Board vacancies, and advance notice of stockholder nominations;

PROPOSAL 5 - AMENDMENT OF CERTIFICATE OF INCORPORATION TO REMOVE SUPERMAJORITY VOTING REQUIREMENTS
•any provision inconsistent with Article NINTH of the Certificate;
•any provision inconsistent with Article TENTH of the Certificate relating to written consents of stockholders;
•any provision inconsistent with Article ELEVENTH of the Certificate relating to the calling of a special meeting of stockholders; and
•any provision inconsistent with Article TWELFTH of the Certificate relating to the exclusive forum for certain claims and proceedings.
If the Supermajority Elimination Amendments are adopted, the Certificate will be amended to eliminate the supermajority voting requirements, and instead rely on the default voting standard under the DGCL for director removal and most amendments to the Certificate, which is the affirmative vote of the holders of a majority in voting power of all then outstanding shares of the Company’s stock entitled to vote thereon, voting together as a class.
The Supermajority Elimination Amendments would also amend the Certificate to (i) confirm that Medpace expressly elects to be governed by Section 242(d) of the DGCL and (ii) remove the specific reference in Paragraph A.1(b) of Article FOURTH to the voting standard referenced in Section 242(b)(2) of the DGCL relating to an amendment that increases or decreases the authorized shares of a class of stock (as this voting standard would not apply to such an amendment approved under Section 242(d)). These changes are intended to clarify the provisions of the Certificate and avoid potential interpretive questions relating to the application of Section 242(d) of the DGCL.
In addition, the Bylaws currently require the affirmative vote of the holders of at least 66-2/3% of the votes entitled to be cast in an election of directors to amend, alter or repeal any provision thereof. The Board has also separately approved amendments to the Bylaws, contingent on the effectiveness of the Supermajority Elimination Amendments, to provide that the stockholder vote required to adopt bylaw amendments will be the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Medpace’s capital stock entitled to vote thereon.
VOTE REQUIRED
The affirmative vote of holders of at least 66-2/3% of the votes eligible to be cast in an election of the directors is required to approve the Supermajority Elimination Amendments described herein.
If our stockholders approve this proposal, we intend to file with the Secretary of State of the State of Delaware a certificate of amendment that includes the Supermajority Elimination Amendments, which will become effective upon its filing and effectiveness. The Board may abandon the Supermajority Elimination Amendments without stockholder approval at any time before they become effective, even if the abandonment occurs after stockholder approval is obtained.

The Board of Directors recommends a vote FOR the approval of Proposal 5 - Amendment of Certificate of Incorporation to Remove Supermajority Voting Requirements.

PROPOSAL 6
Amendment of Certificate of Incorporation to Remove the Limitation on Stockholders Calling Special Meetings of Stockholders

Article ELEVENTH of the Certificate does not permit our stockholders to call a special meeting of stockholders, limiting that right to the Board of Directors. As part of its continuing review of the elements of our corporate governance standards and practices, the Board of Directors has determined that it is advisable and in the best interests of the Company and our stockholders to amend Article ELEVENTH to remove this restriction and provide that special meetings may be called only by the persons authorized to do so in the Bylaws (the “Special Meeting Amendment”). Contingent on the effectiveness of the Special Meeting Amendment, the Board of Directors approved the amendment and restatement of our bylaws (the “Amended and Restated Bylaws”) to, among other things, provide that our Secretary will call a special meeting of stockholders upon the request of stockholders who own, and have owned continuously for one year, an aggregate of 25 percent or more of the voting power of our outstanding capital stock entitled to vote generally in the election of directors (“Voting Stock”) to call a special meeting of stockholders if they comply with certain ownership and procedural requirements as set forth in the Amended and Restated Bylaws. The proposed changes to Article ELEVENTH of our Certificate, with deletions indicated by strike-outs and additions indicated by bold and underlining, are set forth in Appendix C to this Proxy Statement. The Amended and Restated Bylaws are set forth in Appendix D to this Proxy Statement. This summary is qualified in its entirety by reference to Appendices C and D.
EFFECT OF THE AMENDMENT
Removing the restriction on stockholder-called special meetings from Article ELEVENTH of our Certificate, together with the adoption of the Amended and Restated Bylaws implementing a mechanism for such action, represents a meaningful increase in the voting rights of our stockholders and is consistent with investor feedback as well as our and the Board of Directors’ continuing commitment to corporate governance excellence. The Board of Directors supports a special meeting right for stockholders, so long as the request is made by stockholders owning a significant percentage of the Company’s shares. The Board of Directors, however, recognizes that convening a special meeting involves significant management time and attention that could disrupt focus on other corporate priorities and impose new legal, administration, and distribution costs on the Company. As such, the Board of Directors believes that special meetings should only be convened in special or extraordinary circumstances, compelled by fiduciary, strategic, material or similar considerations that should be addressed immediately, not delayed until the next annual meeting, and are of interest to a broad base of stockholders.
The Board of Directors also believes that establishing a continuous one-year ownership requirement of 25 percent of the Voting Stock to request that the Company call a special meeting (the “Ownership Threshold”) strikes a reasonable and acceptable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders, including stockholders with special interests that are not shared generally by all the Company’s stockholders, could request that the Company call one or more special meetings that could result in unnecessary financial expense and disruption to our business operations. Likewise, the Board of Directors believes that only stockholders with a true economic interest in the Company should be entitled to employ the special meeting mechanism and, after reviewing a number of factors, determined that an Ownership Threshold of 25 percent is appropriate.
In determining whether the requesting stockholders satisfy the Ownership Threshold, a stockholder will be deemed to own only those shares of common stock where such person possesses both (i) the full voting and investment rights pertaining to such shares and (ii) the full economic interest in such shares, less any shares (1) sold in a transaction that has not been settled or closed, (2) borrowed for any purposes or purchased pursuant to an agreement to resell, or (3) subject to a derivative or similar agreement that would have the purpose or effect of reducing the full voting rights of such shares or hedging, offsetting or altering the full economic ownership of such shares; provided that ownership of shares will be deemed to continue during any period in which such shares are loaned if the stockholder has the power to recall the

PROPOSAL 6 - Amendment of Certificate of Incorporation to Remove the Limitation on Stockholders Calling Special Meetings of Stockholders
loaned shares on three business days’ notice, recalls those shares within three business days’ of submitting a meeting request and holds the recalled shares through the special meeting. The Board of Directors believes that this definition of ownership is appropriate so that only stockholders with full and continuing interests and rights in our common stock would be entitled to request that a special meeting be called.
The Board of Directors recognizes that the power to call a special meeting of stockholders has historically been used by acquirors in the hostile merger and acquisition context. Potential acquirors seeking to take over the Company for an inadequate price could threaten to call a special meeting of stockholders to replace members of the Board of Directors, thereby increasing their negotiating leverage or creating a way to avoid negotiating with the Board of Directors at all, frustrating the Board of Directors’ exercise of its legal duty to protect the interests of all stockholders. Establishing a 25 percent Ownership Threshold to exercise the special meeting mechanism mitigates the risk that corporate resources are wasted or the Company’s business operations unduly disrupted because of narrow self-interests of a minority of stockholders.
In light of these considerations, and in view of the Company’s current size and stockholder composition, establishing a 25 percent Ownership Threshold for the right of stockholders to request that the Company call a special meeting provides stockholders with a meaningful right, while helping protect the long-term interests of the Company and the broad base of its stockholders. In addition, a 25 percent ownership requirement is in line with current market practice.
The proposed right of stockholders to request that the Company call special meetings is also subject to the notice, information, and other requirements and limitations set forth in the Amended and Restated Bylaws. If a requesting stockholder does not comply with the requirements and conditions in the Amended and Restated Bylaws, a special meeting request by that stockholder will be deemed invalid. Likewise, requests to call a special meeting to vote on matters recently voted on by stockholders will not be permitted. The Board of Directors believes these requirements and limitations are important to, among other things, avoid inappropriate, duplicative, and/or unnecessary special meetings.
VOTE REQUIRED
The affirmative vote of holders of at least 66-2/3% of the votes eligible to be cast in an election of the directors is required to approve the proposed amendment to Article ELEVENTH of the Certificate described herein.
If our stockholders approve this proposal, we intend to file with the Secretary of State of the State of Delaware a certificate of amendment that includes the Special Meeting Amendment, which will become effective upon filing and effectiveness. The approval of this proposal is not conditioned on the approval of any other proposal. The Board may abandon the Special Meeting Amendment without stockholder approval at any time before it becomes effective, even if the abandonment occurs after stockholder approval is obtained.

The Board of Directors recommends a vote FOR the approval of Proposal 6 - Amendment of Certificate of Incorporation to Remove the Limitation on Stockholders Calling Special Meeting of Stockholders.

PROPOSAL 7
Advisory Vote on a Stockholder Proposal

A stockholder has informed the Company that he intends to present the proposal set forth below at our Annual Meeting. The name and address of the stockholder and the number of the Company’s securities that the stockholder owns will be provided to stockholders promptly upon request. If the stockholder (or his “qualified representative”) is present at the Annual Meeting and properly submits the proposal for a vote, then the stockholder proposal will be voted upon at the Annual Meeting. The stockholder specifically requested that we include the graphic in the stockholder’s proposal. In accordance with federal securities laws, the stockholder proposal is presented below as submitted by the stockholder and is quoted verbatim. The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement as well as the proposal’s graphic. The Board of Directors recommends that stockholders vote AGAINST the stockholder proposal.
Stockholder Proposal
Proposal 7 - Give Shareholders an Ability to Call for a Special Shareholder Meeting
Shareholders ask our Board of Directors to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting. Such a special shareholder meeting can be an easy to convene online shareholder meeting.
There shall be no poison pill discriminatory rule to require ownership of shares for a specific period of time in order for shares to participate in calling for a special shareholder meeting.
There is no concern that allowing 10% of shares to call for a special shareholder meeting is too easy. It is almost unheard of for any special shareholder meeting, called for by shareholders, to ever occur at any company even though a significant number of companies allow 10% of shareholders to call for a special shareholder meeting.
In the vast majority of cases or in most cases, once a special meeting is called for by shareholders, the issues behind calling for a special shareholder meeting are quickly resolved.
To guard against the Medpace Board of Directors and management becoming complacent Medpace shareholders need the ability to call a special shareholder meeting to help the Board adopt new strategies when Medpace underperforms. If Medpace directors and management know that Medpace shareholders can call a special shareholder meeting they will have more of an incentive to perform better.
Now is a good time for this proposal since challenging news reports regarding Medpace emerged in 2025.
Medpace experienced weak net book-to-bill ratios in Q4 2024 and Q1 2025, indicating new business awards were not keeping pace with revenue realization. This raised concerns about future revenue growth.
The Schall Law Firm was investigating Medpace for potential securities law violations, stemming from disclosures in late 2024 about a higher level of cancellations and lower-than-expected book-to-bill ratio.

PROPOSAL 7 - ADVISORY VOTE ON A STOCKHOLDER PROPOSAL
A significant portion (over 80% in the first half of 2025) of Medpace’s revenue comes from small to midsized biopharmaceutical companies. These clients face challenges in securing funding from investors, which can lead to project delays or cancellations, posing a material risk to Medpace's financial performance.
News sources and analysts suggested that Medpace's stock was potentially overvalued, with its price well above analyst-assessed fair value.
There were reports of "heavy" insider selling of Medpace stock, including by the CEO and other executives, which can be interpreted negatively as a lack of confidence in long-term prospects.

Please vote yes:
Give Shareholders an Ability to Call for a Special Shareholder Meeting - Proposal 7
For the reasons discussed below, the Board of Directors recommends that stockholders vote AGAINST the foregoing proposal.
Board of Directors Statement in Opposition to Proposal 7
The Board recommends a vote AGAINST Proposal 7 and that stockholders instead vote FOR Proposal 6 of this Proxy Statement which would enable a special meeting right with a 25% ownership threshold.
After a review of evolving corporate governance practices, and consistent with its strong commitment to the careful consideration of investor views, the Board recognizes that the ability of stockholders to call special meetings is viewed as an important stockholder right and the Board has already recommended a meaningful, balanced right for stockholders to call a special meeting.
The Board believes that the combined 10% ownership threshold for calling a special meeting in the stockholder proposal is not in the best interests of the Company or its stockholders. Instead, the Board recommends in Proposal 6 that stockholders approve an amendment to the Certificate of Incorporation to enable the Board to provide one or more stockholders as a group owning at least 25% of the voting power of our outstanding shares the right to call a special meeting. In the Board’s view, this ownership threshold strikes an appropriate balance between allowing a meaningful number of stockholders to exercise the right to raise issues in between annual meetings and the necessary diversion of management’s time and resources from responding to stockholder requests to call special meetings.
The proposed right of stockholders to request that the Company call special meetings is also subject to reasonable parameters adopted by other companies, including the notice, information, and other requirements and limitations set forth in the Amended and Restated Bylaws. If a requesting stockholder does not comply with the requirements and conditions proposed in the Amended and Restated Bylaws, a special meeting request by that stockholder will be deemed invalid. Likewise, requests to call a special meeting to vote on matters recently voted on by stockholders will not be permitted. The Board believes these requirements and limitations are important to, among other things, avoid inappropriate, duplicative, and/or unnecessary special meetings. For a detailed discussion, see Proposal 6 of this Proxy Statement.
Special meetings impose significant costs on the Company and take attention away from business initiatives and goals. Implementing a 25% ownership threshold and other reasonable processes and procedures, as explained in Proposal 6, would instead help to ensure that a special meeting is called only when there is meaningful support among the Company’s stockholders, while providing stockholders with an additional method to promote Board and management accountability. The Board also believes that the 25% ownership threshold in Proposal 6 of this Proxy Statement is consistent with corporate governance practices among S&P 500 companies.

PROPOSAL 7 - ADVISORY VOTE ON A STOCKHOLDER PROPOSAL
In light of these considerations regarding the Company’s corporate governance framework, including Proposal 6 of this Proxy Statement to enable the adoption of a special stockholder meeting right with a 25% ownership threshold, the Board believes that this proposal is unnecessary and not in the best interests of the Company and its stockholders.
Accordingly, the Board recommends that you vote AGAINST Proposal 7.
VOTE REQUIRED
The stockholder proposal requires the affirmative vote of a majority in voting power of the shares present virtually or represented by proxy and entitled to vote on the proposal.

The Board of Directors unanimously recommends a vote AGAINST this proposal

DIRECTOR COMPENSATION
We adopted a Non-Employee Director Compensation Policy that became effective after the effectiveness of the Company’s initial public offering. This policy was revised as of October 25, 2018, was revised further October 21, 2022 and was revised further October 21, 2025. The revisions to the Non-Employee Director Compensation Policy made on October 21, 2025, became effective as of January 1, 2026. The revised Non-Employee Director Compensation Policy was filed as an exhibit to our Form 10-K for the year ended December 31, 2025.
Pursuant to the Non-Employee Director Compensation Policy that governed director compensation for the fiscal year ended December 31, 2025, each eligible non-employee director received an annual retainer with a value of $60,000 for service on the Board. The lead independent director received an additional annual retainer with a value of $25,000. Each Compensation Committee member, other than the Compensation Committee chairperson, received an additional annual retainer with a value of $7,500 and the Compensation Committee chairperson received an additional annual retainer with a value of $20,000. Each Audit Committee member, other than the Audit Committee chairperson, received an additional annual retainer with a value of $10,000 and the Audit Committee chairperson received an additional annual retainer with a value of $25,000. Directors who served on the Nominating and Governance Committee did not receive any additional compensation for their services on the Nominating and Governance Committee. Each annual retainer was paid quarterly in arrears. For the fiscal year ended December 31, 2025, Mr. Carley, Mr. Kraft and Mr. McCarthy elected to receive all annual retainers in the form of shares of restricted stock units.
On May 16, 2025, the date of our 2025 Annual Meeting of Stockholders, pursuant to the Non-Employee Director Compensation Policy that governed director compensation for the fiscal year ended December 31, 2025, each non-employee director was granted an award of an option to purchase the numbers of shares of Common Stock (at a per-share exercise price equal to the closing price per share of the Common Stock on the date of such annual meeting) that has a grant date fair value of $150,000. The terms of each such award are set forth in a written award agreement between each director and us.
All cash and equity awards granted under the Non-Employee Director Compensation Policy will be granted under, and subject to the limits of, the Amended 2016 Incentive Plan.
Our directors who are employed by us or our subsidiaries do not receive any compensation except as limited to expense reimbursement.

DIRECTOR COMPENSATION
2025 DIRECTOR COMPENSATION TABLE
The following table sets forth summary compensation information for our directors for the fiscal year ended December 31, 2025:

NAME	FEES EARNED OR PAID IN CASH ($)	FEES EARNED OR PAID IN RSUs (1)	OPTION AWARDS (2) (3) (4) ($)	TOTAL ($)
Brian T. Carley	$—	$84,817	$149,940	$234,757
Fred B. Davenport, Jr.	$115,000	$—	$149,940	$264,940
Femida H. Gwadry-Sridhar	$60,000	$—	$149,940	$209,940
Robert O. Kraft	$—	$77,323	$149,940	$227,263
Cornelius P. McCarthy III	$—	$67,445	$149,940	$217,385
August J. Troendle (5)	$—	$—	$—	$—
Dani S. Zander	$60,000	$—	$149,940	$209,940
(1)Pursuant to the Non-Employee Director Compensation Policy, for the fiscal year ended December 31, 2025, Mr. Carley, Mr. Kraft and Mr. McCarthy elected to receive all annual retainers in the form of shares of restricted stock units ("RSUs"). On November 29, 2024, Mr. Carley was granted 249 RSUs, Mr. Kraft was granted 227 RSUs, and Mr. McCarthy was granted 198 RSUs. Approximately 1/4 of the RSUs vest as compensation in arrears on the last day of each calendar quarter during the year in which the annual retainer(s) represented by the RSUs is earned. All RSUs have been valued based on the closing market price of the Company's common stock on the date of grant as quoted on the NASDAQ Global Select Market.
(2)All stock option awards granted to any directors have been valued based on the fair value of the option awards using the Black-Scholes-Merton option pricing model. We provide information regarding the assumptions used to calculate the value of all option awards made to directors in 2025 in our Annual Report on Form 10-K for 2025 under “Equity Awards – Valuation Assumptions”.
(3)The aggregate number of options outstanding for each director appears in the table that follows.
(4)In connection with our 2025 Annual Meeting, on May 16, 2025, pursuant to the Non-Employee Director Compensation Policy, Mr. Carley, Mr. Davenport, Dr. Gwadry-Sridhar, Mr. Kraft, Mr. McCarthy and Dr. Zander were each granted stock options under the Amended 2016 Incentive Plan. The terms of the stock options provide for (i) an exercise price equal to $305.66 per share; (ii) vesting on the earlier of (a) the day immediately preceding the date of the first annual meeting of the Company following the date of the grant and (b) the first anniversary of the date of the grant; and (iii) expiration upon the seventh anniversary of the date of grant.
(5)Mr. Troendle receives no cash or equity compensation for his service as a member of the board of directors.

DIRECTOR COMPENSATION
The following table shows the aggregate number of option awards outstanding on December 31, 2025 for each of our directors.

Name	Grant Date	Number of Securities Underlying Options (#)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable

Brian T. Carley	5/17/2019	6,472	6,472	—
	5/15/2020	3,858	3,858	—
	5/14/2021	1,822	1,822	—
	5/20/2022	1,903	1,903	—
	5/19/2023	1,769	1,769	—
	5/17/2024	953	953	—
	5/16/2025	1,224	—	1,224

Fred B. Davenport, Jr.	5/15/2020	3,858	3,858	—
	5/14/2021	1,822	1,822	—
	5/20/2022	1,903	1,903	—
	5/19/2023	1,769	1,769	—
	5/17/2024	953	953	—
	5/16/2025	1,224	—	1,224

Femida H. Gwadry-Sridhar	1/16/2023	573	573	—
	5/19/2023	1,769	1,769	—
	5/17/2024	953	953	—
	5/16/2025	1,224	—	1,224

Robert O. Kraft	5/15/2020	3,858	3,858	—
	5/14/2021	1,822	1,822	—
	5/20/2022	1,903	1,903	—
	5/19/2023	1,769	1,769	—
	5/17/2024	953	953	—
	5/16/2025	1,224	—	1,224

Cornelius P. McCarthy III	5/15/2020	3,858	3,858	—
	5/14/2021	1,822	1,822	—
	5/20/2022	1,903	1,903	—
	5/19/2023	1,769	1,769	—
	5/17/2024	953	953	—
	5/16/2025	1,224	—	1,224

August J. Troendle	4/27/2021	57,570	57,570	—
	2/15/2022	93,174	93,174	—
	8/5/2024	50,000	50,000	—
	3/6/2025	73,443	73,443	—

Dani S. Zander	7/1/2024	824	824	—
	5/16/2025	1,224	—	1,224

EQUITY COMPENSATION PLAN INFORMATION
The number of shares underlying outstanding stock options, the weighted-average exercise price of such outstanding options and the number of additional shares remaining available for future issuance under our equity plans, as of December 31, 2025, are as follows:

PLAN	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (A)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (B) (1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN(A)) (C) (2)
Equity compensation plans approved by security holders
2014 Equity Incentive Plan (3)	—	$—	—
Amended 2016 Incentive Award Plan	618,681	$211.29	1,946,320
Equity compensation plans not approved by security holders	—	$—	—
Total	618,681	$211.29	1,946,320

(1)The Company has no outstanding options, warrants and rights that can be exercised for no consideration, except for the 829 stock appreciation rights included in column (A).
(2)Includes securities that may be issued as stock options, restricted shares and restricted stock units.
(3)As of our initial public offering, no further grants have been or will be made under the 2014 Equity Incentive Plan.

Security Ownership of Certain Beneficial Owners and Management
COMMON STOCK
The following table sets forth certain information with respect to holdings of our Common Stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Common Stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of March 19, 2026, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person or an entity has sole or shared voting power or investment power. Applicable percentage ownership is based on [__________] shares of Common Stock outstanding and entitled to vote as of March 19, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 19, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 5375 Medpace Way, Cincinnati, Ohio 45227. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

NAME OF BENEFICIAL OWNER	NUMBER	PERCENTAGE

5% or Greater Stockholders
Medpace Investors, LLC (1)	4,733,019	[%]
BlackRock, Inc. (2)	2,417,994	[%]
The Vanguard Group (3)	2,556,443	[%]

Named Executive Officers
August J. Troendle (4)	5,653,390	[%]
Kevin M. Brady (5)	19,633	*
Jesse J. Geiger (6)	46,707	*
Susan E. Burwig (7)	126,589	*
Stephen P. Ewald (8)	36,692	*

Non-Employee Directors
Brian T. Carley (9)	44,318	*
Fred B. Davenport, Jr. (10)	17,027	*
Femida H. Gwadry-Sridhar (11)	4,519	*
Robert O. Kraft (12)	12,451	*
Cornelius P. McCarthy III (13)	21,853	*
Dani S. Zander (11)	2,048	*
All executive officers and directors as a group (11 persons) (14)	5,985,227	[%]
*    Less than one percent.
(1)August J. Troendle, as the sole manager and controlling unit holder of Medpace Investors, LLC (“MPI”), has sole voting and investment control with respect to these shares.
(2)Based solely on information contained in a Schedule 13G amendment filed with the SEC on January 26, 2024 by BlackRock, Inc. reporting sole voting power of 2,345,720 shares, shared

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
voting power of 0 shares, sole dispositive power of 2,417,994 shares and shared dispositive power of 0 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(3)Based solely on information contained in a Schedule 13G amendment filed with the SEC on February 13, 2024 by The Vanguard Group reporting sole voting power of 0 shares, shared voting power of 10,935 shares, sole dispositive power of 2,519,749 shares and shared dispositive power of 36,694 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(4)Includes 646,184 shares of Common Stock held by August J. Troendle in a revocable trust, 4,733,019 shares of Common Stock directly held by MPI and 274,187 shares of Common Stock which may be acquired upon the exercise of stock options which have vested or will vest within 60 days of March 19, 2026. Mr. Troendle, as the sole manager and controlling unit holder of MPI, has sole voting and investment control with respect to the shares held by MPI. Does not include 1,000 unvested restricted stock units that do not have voting rights and will not vest within 60 days of March 19, 2026.
(5)Includes 5,830 shares of Common Stock and 13,803 shares of Common Stock which may be acquired upon the exercise of stock options which have vested or will vest within 60 days of March 19, 2026. Does not include 8,500 unvested restricted stock units that do not have voting rights and will not vest within 60 days of March 19, 2026.
(6)Includes 15,000 shares of Common Stock and 31,707 shares of Common Stock which may be acquired upon the exercise of stock options which have vested or will vest within 60 days of March 19, 2026. Does not include 11,000 unvested restricted stock units that do not have voting rights and will not vest within 60 days of March 19, 2026.
(7)Includes 58,484 shares of Common Stock and 68,105 shares of Common Stock which may be acquired upon the exercise of stock options which have vested or will vest within 60 days of March 19, 2026. Does not include 11,000 unvested restricted stock units that do not have voting rights and will not vest within 60 days of March 19, 2026.
(8)Includes 16,843 shares of Common Stock and 19,849 shares of Common Stock which may be acquired upon the exercise of stock options which have vested or will vest within 60 days of March 19, 2026. Does not include 8,500 unvested restricted stock units that do not have voting rights and will not vest within 60 days of March 19, 2026.
(9)Includes 32,753 shares of Common Stock, 11,529 shares of Common Stock which may be acquired upon the exercise of stock options which have vested or will vest within 60 days of March 19, 2026, and 36 restricted stock units which will vest within 60 days of March 19, 2026. Does not include 107 unvested restricted stock units that do not have voting rights and will not vest within 60 days of March 19, 2026.
(10)Includes 3,498 shares of Common Stock, 2,000 shares of Common Stock owned by a trust for the benefit of Mr. Davenport and 11,529 shares of Common Stock which may be acquired upon the exercise of stock options which have vested or will vest within 60 days of March 19, 2026.
(11)Represents shares of Common Stock which may be acquired upon the exercise of stock options which have vested or will vest within 60 days of March 19, 2026.
(12)Includes 889 shares of Common Stock, 11,529 shares of Common Stock which may be acquired upon the exercise of stock options which have vested or will vest within 60 days of March 19, 2026, and 33 restricted stock units which will vest within 60 days of March 19, 2026. Does not include 97 unvested restricted stock units that do not have voting rights and will not vest within 60 days of March 19, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(13)Includes 10,295 shares of Common Stock, 11,529 shares of Common Stock which may be acquired upon the exercise of stock options which have vested or will vest within 60 days of March 19, 2026, and 29 restricted stock units which will vest within 60 days of March 19, 2026. Does not include 84 unvested restricted stock units that do not have voting rights and will not vest within 60 days of March 19, 2026.
(14)Includes 4,733,019 shares of Common Stock directly held by MPI. Mr. Troendle, as the sole manager and controlling unit holder of MPI, has sole voting and investment control with respect to the shares held by MPI. Includes 791,776 shares of Common Stock, 98 restricted stock units which will vest within 60 days of March 19, 2026, and 460,334 shares of Common Stock which may be acquired upon the exercise of stock options which have vested or will vest within 60 days of March 19, 2026. Does not include 40,288 unvested restricted stock units that do not have voting rights and will not vest within 60 days of March 19, 2026.

Certain Relationships
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person has, had or will have a direct or indirect material interest, which may include, without limitation, purchases of goods or services by or from the related party or entities in which the related party has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related party.
Under the policy, management is required to present to the Audit Committee each proposed related party transaction. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. If advance Audit Committee approval of a related party transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chairperson of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting. Any related party transaction must be approved or ratified by the Audit Committee in order to be consummated or continue, as applicable. Management is responsible for updating the Committee as to any material changes to any approved or ratified related party transaction and for providing a status report at least annually of all current related party transactions at a regularly scheduled meeting of the Audit Committee. No director may participate in approval of a related party transaction for which he or she is a related party.
In this section the term “Advanced billings” represents cash received from customers, or billed amounts per an agreed upon payment schedule, in advance of services being performed or revenue being recognized.
In this section the term “Accounts receivable and unbilled, net” means:
Accounts receivable represent amounts due from the Company’s customers who are concentrated primarily in the pharmaceutical, biotechnology, and medical device industries. Unbilled services represent revenue recognized to date that is currently not billable to the customer pursuant to contractual terms. In general, amounts become billable upon the achievement of negotiated contractual events or in accordance with predetermined payment schedules. Amounts classified to unbilled services are those billable to customers within one year from the respective balance sheet date.
The Company grants credit terms to its customers prior to signing a service contract and monitors the creditworthiness of its customers on an ongoing basis. The Company maintains an allowance for doubtful accounts based on specific identification of accounts receivable that are at risk of not being collected. Uncollectible accounts receivable are written off only after all reasonable collection efforts have been exhausted. Moreover, in some cases the Company requires advance payment from its customers for a portion of the study contract price upon the signing of a service contract. These advance payments are deferred and recognized as revenue as services are performed.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock.

CERTAIN RELATIONSHIPS
LIB THERAPEUTICS, INC. AND SUBSIDIARIES (“LIB”)
Certain executives and employees of the Company, including our Chief Executive Officer, are members of LIB’s board of managers and/or have equity investments in LIB. The Company entered into a Master Services Agreement dated November 24, 2015, with LIB, a company that engages in research, development, marketing and commercialization of pharmaceutical drugs. Subsequently, the Company and LIB have entered into several task orders for the Company to perform clinical trial related services. The Company recognized total revenue from LIB of $7.9 million during the year ended December 31, 2025 in the Company’s consolidated statement of operations. As of December 31, 2025, the Company had, from LIB, Advanced billings of $8.1 million in the consolidated balance sheets. In addition, the Company had Accounts receivable and unbilled, net from LIB of $1.9 million in the consolidated balance sheets at December 31, 2025.
CINRX PHARMA, SUBSIDIARIES AND AFFILIATES (“CINRX”)
Certain executives and employees of the Company, including our Chief Executive Officer, are members of CinRx’s board of managers and/or have equity investments in CinRx, a biotech company. The Company and CinRx have entered into several task orders for the Company to perform clinical trial related services. During the year ended December 31, 2025, the Company recognized total revenue from CinRx of $45.3 million in the Company’s consolidated statements of operations. As of December 31, 2025, the Company had Advanced billings from CinRx of $4.3 million in the consolidated balance sheets. As of December 31, 2025, the Company had Accounts receivable and unbilled, net from CinRx of $1.6 million in the consolidated balance sheets.
THE SUMMIT HOTEL (“THE SUMMIT HOTEL”)
The Summit Hotel, located on the Medpace campus, is owned by our Chief Executive Officer. Medpace incurs travel lodging and meeting expenses at The Summit Hotel. During the year ended December 31, 2025, Medpace incurred expenses of $0.3 million at The Summit Hotel.
MEDPACE INVESTORS, LLC (“MEDPACE INVESTORS”)
Medpace Investors is a noncontrolling stockholder and related party of the Company. Medpace Investors is owned and managed by employees of the Company. Our Chief Executive Officer is also the manager and majority unit holder of Medpace Investors and our other executive officers and certain other employees are unit holders of Medpace Investors. As of December 31, 2025, upon a distribution of our Common Stock held by Medpace Investors, our Chief Executive Officer would receive approximately 85.8% of such shares.
LEASED REAL ESTATE
The Company entered into an operating lease for the occupancy of office space in a building in Cincinnati, Ohio with an entity that is wholly owned by our Chief Executive Officer. The lease was renewed in the first quarter of fiscal year 2023 for a term of ten years through December 2032 with a renewal option for one 10-year term at prevailing market rates. The Company pays rent, taxes, insurance, and maintenance expenses that arise from the use of the properties. Annual base rent for the corporate headquarters allows for adjustments to the rental rate annually for increases in the consumer price index. Operating lease cost recognized for the year ended December 31, 2025 was $2.7 million.

CERTAIN RELATIONSHIPS
In 2018, Medpace, Inc. entered into a multi-year lease agreement governing future occupancy of additional office space in Cincinnati, Ohio, with an entity that is wholly owned by our Chief Executive Officer and certain members of his immediate family. The Company began to occupy the premises in the second quarter of fiscal year 2020. The lease expires in 2040 and the Company has two 10-year options to extend the term of the lease. The Company pays rent, taxes, insurance, and maintenance expenses that arise from the use of the property. Annual base rent for the corporate headquarters allows for adjustments to the rental rate annually for increases in the consumer price index. Operating lease cost recognized for the year ended December 31, 2025 was $5.7 million.
The Company entered into a multi-year lease agreement governing the occupancy of office space in a building in Cincinnati, Ohio, with an entity that is wholly owned by our Chief Executive Officer and certain members of his immediate family. The Company assumed occupancy in 2012 and the lease expires in 2027 with the Company having one 10-year option to extend the lease term. The Company pays rent, taxes, insurance, and maintenance expenses that arise from the use of the property. Annual base rent for the corporate headquarters allows for adjustments to the rental rate annually for increases in the consumer price index. Operating lease cost recognized for the year ended December 31, 2025 was $2.5 million.
The Company entered into a multi-year lease agreement governing the occupancy of office space in a building in Cincinnati, Ohio, with an entity that is wholly owned by our Chief Executive Officer and certain members of his immediate family. The Company assumed occupancy in 2012 and the lease expires in 2027 with the Company having one 10-year option to extend the lease term. In the first quarter of 2024, the Company reduced the lease term in connection with a plan to replace the leased office beginning in early 2025. The Company pays rent, taxes, insurance, and maintenance expenses that arise from the use of the property. Annual base rent for the corporate headquarters allows for adjustments to the rental rate annually for increases in the consumer price index. Operating lease cost recognized for the year ended December 31, 2025 was $0.8 million.
TRAVEL SERVICES
The Company incurs expenses for travel services for company executives provided by a private aviation charter company controlled by our Chief Executive Officer (“private aviation charter”). The Company may contract directly with the private aviation charter for the use of its aircraft or indirectly through a third party aircraft management and jet charter company (the “Aircraft Management Company”). The travel services provided are primarily for business purposes, with certain personal travel paid for as part of the executives’ compensation arrangements. The Aircraft Management Company also makes the private aviation charter's aircraft available to third parties. The Company incurred travel expenses of $2.1 million during the year ended December 31, 2025. As of December 31, 2025, the Company had Accounts payable to the Aircraft Management Company of $0.3 million in the consolidated balance sheets. For more information, see “Aircraft Usage” on page 36.
EMPLOYMENT AGREEMENT
We currently have an employment agreement with our Chief Executive Officer and founder, August J. Troendle. For more information, see “NEO Employment Agreement”.
INDEMNIFICATION AGREEMENTS
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2025.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2025, Fred B. Davenport, Jr., Robert O. Kraft, and Cornelius P. McCarthy III served as members of our Compensation Committee. No current member of our Compensation Committee is or has been our current or former officer or employee. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee during the fiscal year ended December 31, 2025.

Stockholders’ Proposals
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 5375 Medpace Way, Cincinnati, Ohio 45227 in writing not later than December 2, 2026.
Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Second Amended and Restated Bylaws. Our Second Amended and Restated Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than the close of business on January 15, 2027 and no later than the close of business on February 15, 2027.
The notice must contain the information required by the Second Amended and Restated Bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 70 days after May 15, 2027, then our Corporate Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. In addition, in order to comply with the universal proxy rules, stockholders who intend to solicit proxies for the 2027 Annual Meeting of Stockholders in support of director nominees other than Medpace's nominees must provide notice to Medpace that sets forth the information required by Exchange Act Rule 14a-19 not later than February 15, 2027.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Other Matters
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
Solicitation of Proxies
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

Medpace’s Annual Report on Form 10-K
A copy of Medpace’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 19, 2026 without charge upon written request addressed to:
Medpace Holdings, Inc.
Attention: Corporate Secretary
5375 Medpace Way
Cincinnati, Ohio 45227
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2025 at www.medpace.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN, AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN POSTAGE-PAID ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Stephen P. Ewald,
General Counsel and Corporate Secretary
Cincinnati, Ohio
[April 1, 2026]

Appendix A: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Reconciliation of Non-GAAP Financial Measures
Definition of Non-GAAP Financial Measure
With respect to the references in this proxy statement to EBITDA, this is a non-GAAP financial measure used to supplement our financial statements, which are based on GAAP.
“EBITDA” is calculated as net income attributable to Medpace Holdings, Inc. before income tax expense, interest expense, net, depreciation, and amortization.
Reconciliation of Non-GAAP Financial Measures
MEDPACE HOLDINGS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)

(Amounts in thousands, except percentages)	Three Months Ended December 31,		Twelve Months Ended December 31,

	2025	2024	2025	2024
RECONCILIATION OF GAAP NET INCOME TO EBITDA
Net income (GAAP)	$135,133	$117,018	$451,123	$404,386
Interest income, net	(3,722)	(7,883)	(12,780)	(24,996)
Income tax provision	21,700	16,864	91,254	71,536
Depreciation	6,894	7,145	27,178	27,808
Amortization	237	361	946	1,443
EBITDA (Non-GAAP)	$160,242	$133,505	$557,721	$480,177
Net income margin (GAAP)	19.1%	21.8%	17.8%	19.2%
EBITDA margin (Non-GAAP)	22.6%	24.9%	22.0%	22.8%

A-1

Appendix B: Proposed Amendments to Medpace Holdings, Inc.'s Restated Certificate of Incorporation to Remove Supermajority Voting Requirements

Set forth below is the text of the amendments to Medpace Holdings Inc.’s Restated Certificate of Incorporation proposed by Proposal 5. Proposed additions are indicated by bold and underlining, and proposed deletions are indicated by strike-outs.

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION OF

MEDPACE HOLDINGS, INC.

* * * * *
Medpace Holdings, Inc., a Delaware corporation (the “Corporation”) hereby certifies that:
1. Paragraph A.1(b) of Article FOURTH of the Restated Certificate of Incorporation of the Corporation (the “Restated Certificate”) is hereby amended in its entirety to read as follows:
(b) Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by ~~the affirmative~~ a vote of the holders of ~~a majority in voting power of all of the outstanding shares of~~ the capital stock of the Corporation entitled to vote thereon, without a separate vote of any holders of the Common Stock or Preferred Stock, or of any series thereof, ~~unless a separate vote of any such holders is required pursuant to the terms of any Preferred Stock Designation (as defined below)~~ irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.
2. Paragraph E of Article FIFTH of the Restated Certificate is hereby amended in its entirety to read as follows:
E. Removal. Any Director serving in a class of directors elected for a term expiring at the third annual meeting following the election of such class shall be removable only for cause, and all other Directors shall be removable either with or without cause. Except for such additional Directors, if any, as are elected by the holders of any series of Preferred Stock then outstanding as provided for or fixed pursuant to the provisions of Article FOURTH of this Certificate of Incorporation, any Director, or the entire Board of Directors, may be removed from office at a meeting called for that purpose, ~~and any such removal will require the affirmative vote of the stockholders of the Corporation representing at least 66-2⁄3% of the votes eligible to be cast in an election of Directors~~in accordance with Section 141(k) of the General Corporation Law.
3. Article NINTH of the Restated Certificate is hereby amended in its entirety to read as follows:
NINTH: The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the General Corporation Law. ~~An affirmative vote of the stockholders of the Corporation representing at least 66-2⁄3% of the votes eligible to be cast in an election of Directors will be required to amend or repeal or to adopt any provision inconsistent with any of the provisions of Articles FOURTH, FIFTH, NINTH, TENTH, ELEVENTH and TWELFTH of this Certificate of Incorporation~~For the avoidance of doubt, the Corporation expressly elects to be governed by Section 242(d) of the General Corporation Law. All rights conferred upon stockholders, directors or any other person herein are granted subject to this reservation.
B-1

APPENDIX B: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S RESTATED CERTIFICATE OF INCORPORATION TO REMOVE SUPERMAJORITY VOTING REQUIREMENTS
4. The foregoing amendments have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, Medpace Holdings, Inc. has caused this Certificate of Amendment to be executed by its duly authorized officer on the date set forth below.
MEDPACE HOLDINGS, INC.
By: ________________
[Name]
[Title]
DATED: ________________

B-2

Appendix C: Proposed Amendments to Medpace Holdings, Inc.'s Restated Certificate of Incorporation to Remove the Limitation on Stockholders Calling Special Meetings of Stockholders

Set forth below is the text of the amendments to Medpace Holdings Inc.’s Restated Certificate of Incorporation proposed by Proposal 6. Proposed additions are indicated by bold and underlining, and proposed deletions are indicated by strike-outs.

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION OF

MEDPACE HOLDINGS, INC.

* * * * *
Medpace Holdings, Inc., a Delaware corporation (the “Corporation”) hereby certifies that:
1. Article ELEVENTH of the Restated Certificate is hereby amended in its entirety to read as follows:
ELEVENTH: ~~To the fullest extent permitted by law, special~~ Special meetings of stockholders of the Corporation for any purpose or purposes may be called at any time only by ~~a resolution adopted by the affirmative vote of the majority of the Directors then in office and may not be called by any other person or persons~~such persons as may be authorized by the Bylaws.
2. The foregoing amendments have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, Medpace Holdings, Inc. has caused this Certificate of Amendment to be executed by its duly authorized officer on the date set forth below.
MEDPACE HOLDINGS, INC.
By: ________________
[Name]
[Title]
DATED: ________________

C-1

Appendix D: Proposed Amendments to Medpace Holdings, Inc.'s Second Amended and Restated Bylaws to Remove the Limitation on Stockholders Calling Special Meetings of Stockholders

Set forth below is the text of the amendments to Medpace Holdings Inc.’s Second Amended and Restated Bylaws proposed by Proposal 6. Proposed additions are indicated by bold and underlining, and proposed deletions are indicated by strike-outs.

~~SECOND~~THIRD AMENDED AND RESTATED BYLAWS
OF
MEDPACE HOLDINGS, INC.
Dated as of May ~~17~~15, ~~2024~~2026

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

Page
ARTICLE I MEETINGS OF STOCKHOLDERS		4

Section 1.01	Place of Meetings.	4

Section 1.02	Annual Meetings.	4

Section 1.03	Special Meetings.	4

Section 1.04	Notice of Meetings.	~~4~~ 6

Section 1.05	Adjournments.	~~4~~ 6

Section 1.06	Quorum.	~~4~~ 7

Section 1.07	Organization.	~~5~~ 7

Section 1.08	Voting; Proxies.	~~5~~ 7

Section 1.09	Fixing Date for Determination of Stockholders of Record.	~~5~~ 7

Section 1.10	List of Stockholders Entitled to Vote.	~~6~~ 8

Section 1.11	Action by Written Consent of Stockholders.	~~6~~ 9

Section 1.12	Inspectors of Election.	~~6~~ 9

Section 1.13	Conduct of Meetings.	~~7~~ 9

Section 1.14	Notice of Stockholder Business and Nominations.	~~7~~ 9

Section 1.15	Submission of Questionnaire, Representation and Agreement.	~~10~~13

ARTICLE II BOARD OF DIRECTORS		~~11~~13

Section 2.01	Number; Qualifications.	~~11~~13

Section 2.02	Election; Resignation; Vacancies.	~~11~~13

Section 2.03	Regular Meetings.	~~11~~14

Section 2.04	Special Meetings.	~~11~~14

Section 2.05	Telephonic Meetings Permitted.	~~11~~14

Section 2.06	Quorum; Vote Required for Action.	~~11~~14

Section 2.07	Organization.	~~11~~14

Section 2.08	Action by Unanimous Consent of Directors.	~~12~~14

Section 2.09	Compensation of Directors.	~~12~~15

ARTICLE III COMMITTEES		~~12~~15

Section 3.01	Committees.	~~12~~15

Section 3.02	Committee Rules.	~~12~~15

ARTICLE IV OFFICERS		~~12~~15

Section 4.01	Officers.	~~12~~15

Section 4.02	Removal, Resignation and Vacancies.	~~13~~15

Section 4.03	Chairperson.	~~13~~16

Section 4.04	Chief Executive Officer.	~~13~~16

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

Section 4.05	Chief Financial Officer.	~~13~~16

Section 4.06	President.	~~13~~16

Section 4.07	Vice Presidents.	~~13~~16

Section 4.08	Treasurer.	~~13~~16

Section 4.09	Controller.	~~14~~16

Section 4.10	Secretary.	~~14~~17

Section 4.11	Appointing Attorneys and Agents; Voting Securities of Other Entities.	~~14~~17

Section 4.12	Additional Matters.	~~14~~17

ARTICLE V STOCK		~~14~~17

Section 5.01	Certificates.	~~15~~17

Section 5.02	Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.	~~15~~18

ARTICLE VI INDEMNIFICATION AND ADVANCEMENT OF EXPENSES		~~15~~18

Section 6.01	Right to Indemnification.	~~15~~18

Section 6.02	Advancement of Expenses.	~~15~~18

Section 6.03	Claims.	~~15~~18
~~15~~18
Section 6.04	Non-exclusivity of Rights.	~~15~~18

Section 6.05	Other Sources.	~~16~~18

Section 6.06	Amendment or Repeal.	~~16~~19

Section 6.07	Other Indemnification and Advancement of Expenses.	~~16~~19

Section 6.08	Fund Indemnification.	~~16~~19

ARTICLE VII MISCELLANEOUS		~~16~~19

Section 7.01	Fiscal Year.	~~16~~19

Section 7.02	Seal.	~~16~~19

Section 7.03	Manner of Notice.	~~16~~19

Section 7.04	Waiver of Notice of Meetings of Stockholders, Directors and Committees.	~~17~~19

Section 7.05	Form of Records.	~~17~~20

Section 7.06	Amendment of Bylaws.	~~17~~20

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

ARTICLE I
MEETINGS OF STOCKHOLDERS
Section 1.01    Place of Meetings. Meetings of stockholders of Medpace Holdings, Inc., a Delaware corporation (the “Corporation”; and such Stockholders, the “Stockholders”), may be held at any place, within or without the State of Delaware, as may be designated by the board of directors of the Corporation (the “Board of Directors”). In the absence of such designation, meetings of Stockholders shall be held at the principal executive office of the Corporation. The Board of Directors may, in its sole discretion, determine that a meeting of Stockholders shall not be held at any place, but may instead be held solely by means of remote communication authorized by and in accordance with Section 211(a)(2) of the General Corporation Law of the State of Delaware.
Section 1.02    Annual Meetings. If required by applicable law, an annual meeting of Stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting. The Corporation may postpone, reschedule or cancel any annual meeting of Stockholders previously scheduled by the Board of Directors.
Section 1.03    Special Meetings. ~~Special meetings of Stockholders for any purpose or purposes may be called only in the manner provided in the Amended and Restated Certificate of Incorporation of the Corporation, dated as of August 16, 2016 (as the same may be further amended, restated, amended and restated or otherwise modified from time to time, the “Certificate of Incorporation”). Special meetings validly called in accordance with Article ELEVENTH of the Certificate of Incorporation may be held at such date and time as specified in the applicable notice. Business transacted at any special meeting of Stockholders shall be limited to the purposes stated in the notice. The Corporation may postpone, reschedule or cancel any special meeting of Stockholders previously scheduled by the Board of Directors.~~
(a)    Subject to the terms of any class or series of Preferred Stock, special meetings of the Stockholders of the Corporation may be called by the Board of Directors and shall be called by the Secretary of the Corporation following the Secretary’s receipt of signed written requests to call a meeting from Stockholders who Own (or Stockholders acting as nominee on behalf of other persons who Own) at least 25% of the voting power (the “Required Percentage”) of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”) who have (i) continuously Owned (or, in the case of Stockholders acting as nominee on behalf of other persons, which persons have continuously Owned) the Required Percentage of Voting Stock for at least one year prior to the date on which the Corporation receives such written requests and (ii) delivered such written requests in accordance with this Section.
(b)    For purposes of this Section, a person shall be deemed to “Own” only those outstanding shares of Voting Stock as to which such person possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (A) sold by such person or any of its affiliates in any transaction that has not been settled or closed, including any short sale, (B) borrowed by such person or any of its affiliates for any purposes or purchased by such person or any of its affiliates pursuant to an agreement to resell, or (C) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by such person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of Voting Stock, in any such case which instrument or agreement has, or is intended to have, or if exercised would have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such person’s or its affiliates’ full right to vote or direct the voting of any such shares, and/or (2) hedging, offsetting, or altering to any degree any gain or loss arising from the full economic ownership of such shares by such person or its affiliate. The terms “Owned,” “Owning,” and other variations of the word “Own” shall have correlative meanings. A

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

person’s Ownership of shares shall be deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney, or other instrument or arrangement that is revocable at any time by the person. A person’s Ownership of shares shall be deemed to continue during any period in which the person has loaned such shares provided that the person has the power to recall such loaned shares on three business days’ notice, the person recalls the loaned shares within three business days of delivering a written request to call a special meeting, and the person holds the recalled shares through such special meeting.
(c)    A Stockholder may not submit a written request to call a special meeting unless such Stockholder is a holder of record of Voting Stock on the record date fixed to determine the Stockholders entitled to request the call of a special meeting. Any Stockholder seeking to call a special meeting to transact business shall, by written notice to the Secretary, request that the Board of Directors fix a record date. Such a written request for a record date shall include all of the information that must be included in a written request to call a special meeting from a Stockholder, as set forth in paragraph (d) of this Section. The Board of Directors may, within 10 days of the Secretary’s receipt of such a written request for a record date, fix a record date to determine the Stockholders entitled to request the call of a special meeting, which date shall not precede, and shall not be more than 10 days after, the date upon which the resolution fixing the record date is adopted. If a record date is not so fixed by the Board of Directors, the record date shall be the date that the first written request to call a special meeting containing all the information required by or pursuant to this paragraph is received by the Secretary with respect to the proposed business to be conducted at a special meeting.
(d)    Each written request for a special meeting shall include (i) the signature of the Stockholder of record signing such written request and the date such written request was signed, (ii) a brief description of the business desired to be brought before the meeting (including any nominees for election or reelection as directors, if applicable) and the reasons for conducting such business at the meeting, and (iii) for each written request submitted by a person or entity, as to the Stockholder signing such written request and any person Owning shares of Voting Stock on whose behalf such Stockholder is acting as nominee:
(i)    all of the information, representations, agreements and questionnaires (including with respect to any nominees for election or reelection as directors, if applicable) required to be disclosed pursuant to Sections 1.14(a)(ii) and 1.15 of the bylaws of the Corporation (as the same may be further amended, restated, amended and restated or otherwise modified from time to time, these “Bylaws”), as applicable, as though such business or nomination(s) were made with respect to an annual meeting of Stockholders;
(ii)    documentary evidence that the Stockholders of record submitting such written requests Own, and have Owned continuously for one year, the Required Percentage of Voting Stock; provided, however, that if the Stockholders of record submitting such written requests are not the Owners of shares representing the Required Percentage, then to be valid, the written request(s) must include documentary evidence persons on whose behalf such written request(s) are submitted Own the Required Percentage at the time such written request(s) is or are delivered to the Secretary and continuously have Owned the Required Percentage for at least one prior to such time.
(e)    A Stockholder may revoke a written request to call a special meeting by written revocation delivered to the Secretary at any time prior to the special meeting; provided, however, that if any such revocation(s) are received by the Secretary after the Secretary’s receipt of written requests from the holders of the Required Percentage of Voting Stock, and as a result of such revocation(s), there no longer are unrevoked requests from the holders of the Required Percentage of Voting Stock to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting, including whether to cancel the meeting. A proposal or nomination shall not be presented for stockholder action at any special meeting if (i) such Stockholder or a person Owning shares on whose behalf such

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

Stockholder is acting as nominee does not act in accordance with the representations set forth in the statement required by or pursuant to the preceding paragraph (d) of this Section, or (ii) the proposal or nomination appeared in a written request submitted by a Stockholder who did not provide the information required by the preceding paragraph (d) of this Section. If none of the Stockholders who submitted a written request to call a special meeting (or a qualified representative thereof) appears at the special meeting to present the business or nomination(s) to be brought before such meeting that were specified in the request to call a special meeting, the Corporation need not present the business or nomination for a vote at the meeting (and any such nominee shall be disqualified from standing for election or re-election), notwithstanding that proxies in respect of such vote may have been received by the Corporation.
(f)    A written request to call a special meeting shall not be valid, and the Corporation shall not call a special meeting, if such written request: (i) relates to an item of business that is not a proper subject for Stockholder action under, or that involves a violation of, applicable law; (ii) relates to an item of business that is the same as or substantially similar to (as determined in good faith by the Board of Directors) an item of business which was presented at a meeting of Stockholders occurring within 90 days preceding the earliest date of signature on such written request, provided that the removal of directors and the filling of the resulting vacancies shall be considered the same or substantially similar to the election of directors at the preceding annual meeting of Stockholders; (iii) is delivered during the period commencing 90 days prior to the first anniversary of the preceding year’s annual meeting and ending on the date of the next annual meeting of Stockholders; or (iv) does not comply with the requirements of this Section. The Board of Directors shall determine in good faith whether the requirements set forth in clauses (i) through (iii) of the preceding sentence have been satisfied. Either the Secretary or the Board of Directors shall determine in good faith whether all other requirements set forth in this Section have been satisfied.
(g)    The Board of Directors shall determine the place, if any, and fix the date and time, of any special meeting called at the request of one or more Stockholders, and the date of such special meeting shall be no more than 90 days after the date on which the Board of Directors fixes the date of the special meeting. The record date or record dates for a special meeting shall be fixed in accordance with Section 213 of the General Corporation Law of the State of Delaware. Business transacted at a Stockholder-requested special meeting shall be limited to: (i) the business stated in the valid written request to call a special meeting received from the Required Percentage of Voting Stock; and (ii) any additional business that the Board of Directors determines to include in the Corporation’s notice of meeting. The Corporation may postpone, reschedule or cancel any special meeting of Stockholders called pursuant to this Section.
Section 1.04    Notice of Meetings. Whenever Stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the Stockholders entitled to vote at the meeting (if such date is different from the record date for Stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the ~~Certificate of Incorporation or these amended and restated bylaws adopted by the Board of Directors as of June 23, 2016~~certificate of incorporation of the Corporation (as the same may be further amended, restated, amended and restated or otherwise modified from time to time, ~~these “Bylaws”)~~the “Certificate of Incorporation”) or these Bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each Stockholder entitled to vote at the meeting as of the record date for determining the Stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the Stockholder at such Stockholder’s address as it appears on the records of the Corporation.
Section 1.05    Adjournments. Any meeting of Stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of Stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix the record date for determining Stockholders entitled to notice of such adjourned meeting as provided in Section 1.09(a) of these Bylaws, and shall give notice of the adjourned meeting to each Stockholder of record as of the record date so fixed for notice of such adjourned meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the Stockholder at such Stockholder’s address as it appears on the records of the Corporation.
Section 1.06    Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of Stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation (“Stock”) entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the chairperson of the meeting or the Stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 1.05 of these Bylaws until a quorum shall attend or participate. Shares of Stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote shares of Stock held by it in a fiduciary capacity.
Section 1.07    Organization. Meetings of Stockholders shall be presided over by the chairperson of the Board of Directors (the “Chairperson”), or in his or her absence by any vice chairperson of the Board of Directors (each, a “Vice Chairperson”), if any, or in his or her absence by the chief executive officer of the Corporation (the “Chief Executive Officer”), or in his or her absence by the president of the Corporation (the “President”), or in his or her absence by a Senior Vice President (as defined below), or in the absence of the foregoing persons by a chairperson designated by the Board of Directors, or in the absence of such designation by a chairperson chosen at the meeting by vote of a majority of the Stockholders entitled to vote at the meeting. The secretary of the Corporation (the “Secretary”) shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
Section 1.08    Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each Stockholder entitled to vote at any meeting of Stockholders shall be entitled to one vote for each share of Stock held by such Stockholder which has voting power upon the matter in question. Each Stockholder entitled to vote at a meeting of Stockholders or express consent to corporate action in writing without a meeting (if permitted in accordance with the Certificate of Incorporation) may authorize another person or persons to act for such Stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of Stockholders need not be by written ballot. Unless otherwise provided in the Certificate of Incorporation, at all meetings of Stockholders for the election of directors at which a quorum is present a plurality of the votes cast shall be sufficient to elect directors. All other elections and questions presented to the Stockholders at a meeting at which a quorum is present shall, unless a different or minimum vote is required by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities in which case such different or minimum vote shall be the applicable vote on the matter, be decided by the affirmative vote of the holders of a majority in voting power of the shares of Stock which are present in person or by proxy and entitled to vote thereon.
Section 1.09    Fixing Date for Determination of Stockholders of Record.
(a)    In order that the Corporation may determine the Stockholders entitled to notice of any meeting of Stockholders or any adjournment thereof, the Board of Directors may fix a record date,

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the Stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of Stockholders of record entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of Stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for Stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of Stockholders entitled to vote in accordance herewith at the adjourned meeting.
(b)    In order that the Corporation may determine the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of Stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining Stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
(c)    Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the Stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law or the Certificate of Incorporation, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law or the Certificate of Incorporation, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
Section 1.10    List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting (provided, however, if the record date for determining the Stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the Stockholders entitled to vote as of a date that is no more than ten (10) days before the meeting date), arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder as of the record date (or such other date). Such list shall be open to the examination of any Stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of Stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any Stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any Stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the list of

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

Stockholders required by this Section 1.10 or to vote in person or by proxy at any meeting of Stockholders.
Section 1.11    Action by Written Consent of Stockholders. Except as provided by, and in accordance with, the Certificate of Incorporation, no action that is required or permitted to be taken by the Stockholders at any annual or special meeting of Stockholders may be effected by written consent of Stockholders in lieu of a meeting of Stockholders.
Section 1.12    Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of Stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of Stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of Stock outstanding and the voting power of each such share, (b) determine the shares of Stock represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares of Stock represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of Stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.
Section 1.13    Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of Stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of Stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to Stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of Stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of Stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 1.14    Notice of Stockholder Business and Nominations.
(a)    Annual Meetings of Stockholders.
(i)    Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the Stockholders may be made at an annual meeting of Stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or the

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

nominating and corporate governance committee thereof or (C) by any Stockholder who was a Stockholder of record at the time the notice provided for in this Section 1.14 is delivered to the Secretary, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.14.
(ii)    For any nominations or other business to be properly brought before an annual meeting by a Stockholder pursuant to Section 1.14(a)(ii)(C) of these Bylaws, the Stockholder must have given timely notice thereof in writing to the Secretary and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for Stockholder action. To be timely, a Stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above. To be in proper form, such Stockholder’s notice must:
(A)    as to each person whom the Stockholder proposes to nominate for election as a member of the Board of Directors (a “Director”), set forth (I) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (II) such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected;
(B)    with respect to each nominee for election or reelection to the Board of Directors, include the completed and signed questionnaire, representation and agreement required by Section 1.15 of these Bylaws;
(C)    as to any other business that the Stockholder proposes to bring before the meeting, set forth a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and
(D)    as to the Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, set forth (I) the name and address of such Stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (II) the class or series and number of shares of Stock which are owned beneficially and of record by such Stockholder and such beneficial owner, (III) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such Stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (IV) a description of any

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Stockholder’s notice by, or on behalf of, such Stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of Stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Stockholder or such beneficial owner, with respect to securities of the Corporation, (V) a representation that the Stockholder is a holder of record of Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (VI) a representation whether the Stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of outstanding Stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies or votes from Stockholders in support of such proposal or nomination, and (VII) any other information relating to such Stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.
The foregoing notice requirements of this Section 1.14(a) shall be deemed satisfied by a Stockholder with respect to business other than a nomination for election as a Director if the Stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such Stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee for election as a Director to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a Director.
(iii)    Notwithstanding anything in the second sentence of Section 1.14(a)(ii) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors at the annual meeting is increased effective after the time period for which nominations would otherwise be due under Section 1.14(a)(ii) of these Bylaws and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder’s notice required by this Section 1.14 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)    Special Meetings of Stockholders. Except to the extent required by law, special meetings of Stockholders may be called only in accordance with Article ELEVENTH of the Certificate of Incorporation. Only such business shall be conducted at a special meeting of Stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of Stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or the nominating and corporate governance committee thereof ~~or~~, (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any Stockholder who is a Stockholder of record at the time the notice provided for in this Section 1.14 is delivered to the Secretary,

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 1.14, or (iii) in the case of a Stockholder-requested special meeting, by any Stockholder pursuant to Section 1.03 of these Bylaws. In the event the Corporation calls a special meeting of Stockholders (other than a Stockholder-requested special meeting) for the purpose of electing one or more directors to the Board of Directors, any such Stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Stockholder’s notice required by Section 1.14(a)(ii) of these Bylaws (including the completed and signed questionnaire, representation and agreement required by Section 1.15 of these Bylaws and any other information, documents, affidavits, or certifications required by the Corporation) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above. Notwithstanding any other provision of these Bylaws, in the case of a Stockholder-requested special meeting, no Stockholder may nominate a person for election to the Board of Directors or propose any other business to be considered at the meeting, except pursuant to the written request(s) delivered for such special meeting pursuant to Section 1.03 of these Bylaws.
(c)    General.
(i)    Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 1.14 shall be eligible to be elected at an annual or special meeting of Stockholders to serve as directors and only such business shall be conducted at a meeting of Stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.14. Except as otherwise provided by law, the chairperson of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.14 (including whether the Stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made or solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such Stockholder’s nominee or proposal in compliance with such Stockholder’s representation as required by Section 1.14(a)(ii)(D)(VI) of these Bylaws) and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 1.14, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.14, unless otherwise required by law, if the Stockholder (or a qualified representative of the Stockholder) does not appear at the annual or special meeting of Stockholders to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.14, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.
(ii)    For purposes of this Section 1.14, “public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(iii)    Notwithstanding the foregoing provisions of this Section 1.14, a Stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.14; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.14 (including clause (a)(ii)(C) hereof and clause (b) hereof), and compliance with clauses (a)(ii)(C) and (b) of this Section 1.14 shall be the exclusive means for a Stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of clause (a)(ii) hereof, business other than nominations brought properly under and in compliance with Rule 14a-8 promulgated under the Exchange Act, as may be amended from time to time). Nothing in this Section 1.14 shall be deemed to affect any rights (x) of Stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (y) of the holders of any series of preferred Stock of the Corporation (“Preferred Stock”) to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.
Section 1.15    Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation, the candidate for nomination must have previously delivered (in accordance with the time periods prescribed for delivery of notice under Section 1.14 of these Bylaws for persons nominated for election or reelection by a stockholder pursuant to Section 1.14(a)(ii)(C) of these Bylaws), to the Secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in a form provided by the Corporation upon a written request therefor) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (b) a written representation and agreement (in a form provided by the Corporation upon a written request therefor) that such candidate for nomination (i) is not and, if elected as a director during his or her term of office, will not become a party to (A) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation and (iii) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director of the Corporation (and, if requested by any candidate for nomination, the Secretary shall provide to such candidate for nomination all such policies and guidelines then in effect).
ARTICLE II
BOARD OF DIRECTORS
Section 2.01    Number; Qualifications.Subject to the Certificate of Incorporation, the total number of Directors constituting the entire Board of Directors shall be fixed from time to time solely by resolution adopted by a majority of the Whole Board. For purposes of these Bylaws the term “Whole Board” shall mean the total number of authorized Directors for the Board of Directors whether or not there exist any vacancies in previously authorized Directorships. Directors need not be Stockholders.
Section 2.02    Election; Resignation; Vacancies. The Board of Directors (other than those Directors elected by the holders of any series of Preferred Stock) shall be divided into three classes, Class I, Class II and Class III, with the terms of the classes elected at the annual meetings of stockholders held in 2022, 2023 and 2024, respectively, expiring at the third annual meeting of

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

stockholders held after the election of such classes; provided that the division of the directors into classes shall terminate at the annual meeting of stockholders held in 2027. Any Director elected by Stockholders at or prior to the date of the 2024 annual meeting of Stockholders shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. Each Director (other than those Directors elected by the holders of any series of Preferred Stock) elected by Stockholders at an annual meeting held after the 2024 annual meeting of stockholders will be elected to hold office for a term expiring at the next annual meeting of stockholders and until the election and qualification of their respective successors in office. Any Director may resign at any time upon notice to the Corporation. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock then outstanding, unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by the affirmative vote of the majority of Directors then in office and entitled to vote thereon, though less than a quorum, or by a sole remaining Director entitled to vote thereon, and not by the Stockholders. Prior to the date of the 2027 annual meeting of Stockholders, any Director so chosen shall hold office until the next election of the class for which such Director shall have been chosen and until his or her successor shall be elected and qualified. From and after the date of the 2027 annual meeting of Stockholders, any Director elected in accordance with the preceding sentences of this Section 2.02 of Article II of the Corporation’s Bylaws will hold office until the election and qualification of their respective successors in office. No decrease in the number of Directors shall shorten the term of any incumbent Director.
Section 2.03    Regular Meetings. Regular meetings of the Board of Directors may be held at such places, if any, within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.
Section 2.04    Special Meetings. Special meetings of the Board of Directors may be held at any time or place, if any, within or without the State of Delaware whenever called by the Chairperson, a Vice Chairperson, the Chief Executive Officer, the Secretary, or by any two Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.
Section 2.05    Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.05 shall constitute presence in person at such meeting.
Section 2.06    Quorum; Vote Required for Action. At all meetings of the Board of Directors the Directors entitled to cast a majority of the votes of the Whole Board shall constitute a quorum for the transaction of business; provided that, solely for the purposes of filling vacancies pursuant to Section 2.02 of these Bylaws, a meeting of the Board of Directors may be held if a majority of the Directors then in office participate in such meeting. Except in cases in which the Certificate of Incorporation, these Bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the Directors present at a meeting at which a quorum is present shall constitute an act of the Board of Directors.
Section 2.07    Organization. Meetings of the Board of Directors shall be presided over by the Chairperson, or in his or her absence by any Vice Chairperson, if any, or in his or her absence by the Chief Executive Officer (if also a Director), or in his or her absence (or if the Chief Executive Officer is not also a Director) by the President (if also a Director), or in his or her absence (or if the President is not also a Director) by a Senior Vice President (if also a Director) or by a chairperson chosen at the meeting by the affirmative vote of a majority of the directors present at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
Section 2.08    Action by Unanimous Consent of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or such committee in accordance with applicable law.
Section 2.09    Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors may be paid their respective expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary or other compensation as a Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings. Any Director may decline any or all such compensation payable to such Director in his or her discretion.
ARTICLE III
COMMITTEES
Section 3.01    Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of any such committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another Director to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.
Section 3.02    Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.
ARTICLE IV
OFFICERS
Section 4.01    Officers. The officers of the Corporation (each an “Officer”) shall consist of a Chairperson, a Chief Executive Officer, a chief financial officer (the “Chief Financial Officer”), a President, one or more vice presidents (each, if any, a “Vice President”), a Secretary, a treasurer (the “Treasurer”), a controller (the “Controller”) and such other Officers as the Board of Directors may from time to time determine, each of whom shall be appointed by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors and, to the extent not so provided or determined, as generally pertain to their respective offices, subject to the control of the Board of Directors. Subject to the last sentence of this Section 4.01, each Officer shall be chosen by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly chosen and qualified, or until such person’s earlier death, disqualification, resignation or removal. The Board of Directors, in its discretion, from time to time may determine not to appoint one or more of the Officers identified in the first sentence of this Section 4.01, to leave such Officer position vacant or to combine or separate the positions of Chairperson and Chief Executive Officer. Each of the Chief Executive Officer and the Chief Financial Officer may appoint such other Officers and agents as may be necessary or desirable for the conduct of the business of the Corporation and each such Officer shall hold office for such term as may be prescribed by the Chief Executive Officer or Chief Financial Officer, as applicable, and until such person’s successor shall have been duly chosen and qualified, or until such person’s earlier death, disqualification, resignation or removal.
Section 4.02    Removal, Resignation and Vacancies. Any Officer may be removed, with or without cause, by the Board of Directors, without prejudice to the rights, if any, of such Officer under any contract to which it is a party. Any Officer appointed by the Chief Executive Officer or the Chief Financial

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

Officer in accordance with Section 4.01 may also be removed, with or without cause, by the Chief Executive Officer or Chief Financial Officer, as applicable, without prejudice to the rights, if any, of such Officer under any contract to which such Officer is a party. Any Officer may resign at any time upon written or notice by electronic transmission to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such Officer is a party. If any vacancy occurs in any office of the Corporation, the Board of Directors may appoint a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.
Section 4.03    Chairperson. The Chairperson shall be deemed an Officer of the Corporation, subject to the control of the Board of Directors, and shall report directly to the Board of Directors. The Board of Directors may, in its sole discretion, from time to time appoint one or more Vice Chairpersons each of whom shall be deemed an Officer of the Corporation, subject to the control of the Board of Directors, and shall report directly to the Chairperson.
Section 4.04    Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Board of Directors. Unless otherwise provided in these Bylaws, all other Officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the Chairperson or any Vice Chairperson, preside at meetings of the Stockholders and, if the Chief Executive Officer is also a member of the Board of Directors, of the Board of Directors.
Section 4.05    Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.
Section 4.06    President. The President shall be the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation. The President shall have the power to affix the signature of the Corporation to all contracts that have been authorized by the Board of Directors or the Chief Executive Officer. The President shall, when requested, counsel with and advise the other Officers and shall perform such other duties as such Officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.
Section 4.07    Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by his or her superior Officer or the Chief Executive Officer. A Vice President shall, when requested, counsel with and advise the other Officers of the Corporation and shall perform such other duties as such Officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine. In accordance with Section 4.01 of these Bylaws, the Board of Directors, the Chief Executive Officer and/or the Chief Financial Officer may, in his, her or their discretion, from time to time appoint one or more senior vice presidents of the Corporation (each, a “Senior Vice President”) and/or assistant vice presidents of the Corporation (each, an “Assistant Vice President”).
Section 4.08    Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall report to the Chief Financial Officer and, when requested, counsel with and advise the other Officers and shall perform such other duties as such Officer may agree with the Chief Executive Officer, the Chief Financial Officer or as the Board of Directors may from time to time determine. In accordance with Section 4.01 of these Bylaws, the Board of Directors, the Chief Executive Officer and/or the Chief Financial Officer may, in his, her or their discretion, from time to time appoint one or more assistant treasurers of the Corporation (each, an “Assistant Treasurer”).
Section 4.09    Controller. The Controller shall be the chief accounting officer of the Corporation. The Controller shall report to the Chief Financial Officer and, when requested, counsel with and advise

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

the other Officers and shall perform such other duties as such officer may agree with the Chief Executive Officer or the Chief Financial Officer or as the Board of Directors may from time to time determine.
Section 4.10    Secretary. The powers and duties of the Secretary are: (a) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the Stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (b) to see that all notices required to be given by the Corporation are duly given and served; (c) to act as custodian of the seal of the Corporation and, if required, to affix the seal or cause it to be affixed to all certificates of Stock and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (d) to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (e) to perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other Officers and shall perform such other duties as such Officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine. In accordance with Section 4.01 of these Bylaws, the Board of Directors, the Chief Executive Officer and/or the Chief Financial Officer may, in his, her or their discretion, from time to time appoint one or more assistant secretaries of the Corporation (each, an “Assistant Secretary”).
Section 4.11    Appointing Attorneys and Agents; Voting Securities of Other Entities. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairperson, any Vice Chairperson, the Chief Executive Officer or the Chief Financial Officer may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consents, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper. Unless otherwise provided by resolution adopted by the Board of Directors, any of the rights set forth in this Section 4.11 which may be delegated to an attorney or agent may also be exercised directly by the Chairperson, a Vice Chairperson, the Chief Executive Officer or the Chief Financial Officer.
Section 4.12    Additional Matters. The Chief Executive Officer and the Chief Financial Officer shall have the authority to designate employees of the Corporation to have the title of Senior Vice President, Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. A person designated as an Senior Vice President, Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary shall not be deemed to be an Officer unless the Board of Directors has adopted a resolution approving such person in such capacity as an officer of the Corporation (including by means of direct appointment by the Board of Directors pursuant to Section 4.01 of these Bylaws).
ARTICLE V
STOCK
Section 5.01    Certificates. The shares of Stock shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of Stock shall be uncertificated shares. Every holder of Stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by (a) any one Officer who is the Chairperson, a Vice Chairperson, the Chief Executive Officer, the President or a Senior Vice President, and (b) by any one Officer who is the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary, with such signatories certifying the number of shares of the applicable class or series of Stock owned by such holder in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any Officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

Officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such Officer, transfer agent, or registrar at the date of issue.
Section 5.02    Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate for shares of Stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.
ARTICLE VI
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
Section 6.01    Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the General Corporation Law of the State of Delaware (including as it presently exists or may hereafter be amended), any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (any such action, suit or proceeding, a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a Director or Officer or, while a Director or Officer, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.03 of these Bylaws, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.
Section 6.02    Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of such proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.
Section 6.03    Claims. If a claim for indemnification under this Article VI (following the final disposition of such proceeding) is not paid in full within sixty (60) days after the Corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Article VI is not paid in full within thirty (30) days after the Corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.
Section 6.04    Non-exclusivity of Rights.The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquires under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of Stockholders or disinterested Directors or otherwise.
Section 6.05    Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, limited liability company, joint venture, trust, enterprise or non-profit enterprise.

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

Section 6.06    Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these Bylaws after the occurrence of the act or omission that is the subject of the proceeding for which indemnification or advancement of expenses is sought.
Section 6.07    Other Indemnification and Advancement of Expenses. This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.
Section 6.08    Fund Indemnification. Any Director or Officer entitled to indemnification, advancement of expenses and/or insurance coverage, in each case pursuant to this Article VI or applicable law, and that is a director, officer or employee of Cinven Partners LLP or any of its affiliates (each a “Sponsor” and each such director, officer or employee a “Sponsor Indemnitee”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by or on behalf of a Sponsor and/or any of its affiliates (collectively, the “Fund Indemnitors”). Notwithstanding anything to the contrary in these Bylaws or otherwise with respect to the obligations as set forth in this Article VI: (i) the Corporation is the indemnitor of first resort (i.e., the Corporation’s obligations to each Sponsor Indemnitee are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by each Sponsor Indemnitee are secondary), (ii) the Corporation will be required to advance the full amount of expenses incurred by each Sponsor Indemnitee and will be liable for the full amount of all liabilities, expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted and as required by this Article VI, without regard to any rights each Sponsor Indemnitee may have against the Fund Indemnitors, and (iii) to the fullest extent permitted by law, the Corporation irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. Notwithstanding anything to the contrary in these Bylaws or otherwise, no advancement or payment by the Fund Indemnitors on behalf of a Sponsor Indemnitee with respect to any claim for which such Sponsor Indemnitee has sought indemnification or advancement of expenses from the Corporation will affect the foregoing and the Fund Indemnitors will to the fullest extent permitted by law have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Sponsor Indemnitee against the Corporation. The Fund Indemnitors are express third party beneficiaries of the terms of this Article VI.
ARTICLE VII
MISCELLANEOUS
Section 7.01    Fiscal Year. The fiscal year of the Corporation shall be determined by a resolution of the Board of Directors.
Section 7.02    Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.
Section 7.03    Manner of Notice. Except as otherwise provided herein or permitted by applicable law, notices to Directors and Stockholders shall be in writing and delivered personally or mailed to the Directors or Stockholders at their respective addresses appearing in the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to Stockholders, and except as prohibited by applicable law, any notice to Stockholders given by the Corporation under any provision of applicable law, the Certificate of Incorporation, or these Bylaws shall be effective if given by a single written notice to Stockholders who share an address if consented to by the Stockholders at that address to whom such notice is given. Any such consent shall be revocable by the Stockholder by written notice to the Corporation. Any Stockholder who fails to object in writing to the Corporation, within sixty (60) days of having been given written notice by the Corporation of its intention to send the single notice permitted under this Section 7.03, shall be deemed to have consented to receiving such single written notice. Notice to Directors may be given in person, by mail or by e-mail, telephone, telecopier or other means of electronic transmission.
Section 7.04    Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any waiver of notice, given by the person entitled to notice, whether before or after the time stated therein,

APPENDIX D: PROPOSED AMENDMENTS TO MEDPACE HOLDINGS, INC.'S SECOND AMENDED AND RESTATED BYLAWS TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS

shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of such meeting, to the transaction of any business because such meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders, Board of Directors, or members of a committee of the Board of Directors need be specified in a waiver of notice.
Section 7.05    Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.
Section 7.06 Amendment of Bylaws. These Bylaws may be altered, amended or repealed, and new bylaws made, only by (a) the Board of Directors or (b) the affirmative vote of Stockholders representing at least 66-2⁄3% of the votes eligible to be cast in an election of Directors.1
1 If Proposal 5 is approved and the Supermajority Elimination Amendments become effective, Section 7.06 will be read in its entirety as follows: “These Bylaws may be altered, amended or repealed, and new bylaws made, only by (a) the Board of Directors or (b) the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.”

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION, DATED MARCH 16, 2026

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MEDP2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and return your proxy card in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86740-P45443 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD SHOULD BE SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MEDPACE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Brian T. Carley
02) Femida H. Gwadry-Sridhar
03) Robert O. Kraft
04) August J. Troendle
05) Dani S. Zander

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends a vote of 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. To recommend, on an advisory basis, the frequency of future advisory votes on named executive officer compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

Stockholder Proposal:

The Board of Directors recommends you vote AGAINST the following proposal:

NOTE: THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE FIVE NOMINATED DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026; (3) FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT FOR THE 2026 ANNUAL MEETING; (4) FOR THE OPTION, ON AN ADVISORY BASIS, OF "1 YEAR" AS THE PREFERRED FREQUENCY FOR FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION; (5) TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO REMOVE SUPERMAJORITY VOTING REQUIREMENTS; (6) TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO REMOVE THE LIMITATION ON STOCKHOLDERS CALLING SPECIAL MEETINGS OF STOCKHOLDERS; AND (7) AGAINST THE STOCKHOLDER PROPOSAL REGARDING GIVING SHAREHOLDERS AN ABILITY TO CALL FOR A SPECIAL SHAREHOLDER MEETING, IF PROPERLY PRESENTED AT THE MEETING.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorized officer or person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V86741-P45443

MEDPACE HOLDINGS, INC.
Annual Meeting of Stockholders
May 15, 2026 9:00 AM EDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Medpace Holdings, Inc. (the "Company"), revoking all proxies heretofore given, hereby appoint(s) Jesse J. Geiger and Stephen P. Ewald, and each of them, as proxies, each with the power to appoint his substitute, to represent and to vote all of the shares of common stock of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM EDT on May 15, 2026, at www.virtualshareholdermeeting.com/MEDP2026, and any continuation, postponement or adjournment thereof.

Each of such proxies are individually authorized to vote in their discretion (x) for the election of any substitute nominee if any nominee named herein becomes unable to serve or for good cause will not serve and (y) on such other business as may properly be brought before the meeting or any continuation, postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side